Exhibit 99.2

ROBBINS LLP
BRIAN J. ROBBINS (190624)
brobbins@robbinsllp.com
CRAIG W. SMITH (164886)
csmith@robbinsllp.com
5060 Shoreham Place, Suite 300
San Diego, CA 92122
Telephone: (619) 525-3990
Facsimile: (619) 525-399

WEISS LAW LLP
Joel E. Elkins
jelkins@weisslawllp.com
David C. Katz (admitted Pro Hac Vice)
dkatz@weisslawllp.com
1500 Broadway, 16th Floor
New York, NY 10036
Telephone: (212) 682-3025
Facsimile: (212) 682-3010

Co-Lead Counsel for Federal Plaintiffs
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
OAKLAND DIVISION
IN RE APPLE INC. STOCKHOLDER DERIVATIVE LITIGATION	Case No. 4:19-cv-05153-YGR AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

This Amended Stipulation and Agreement of Compromise, Settlement, and Release dated as of April 29, 2024 (the “Stipulation”), is entered into by and among (a) plaintiffs and intervening plaintiffs in the above-captioned stockholder derivative action (the “Federal Action”) pending in the United States District Court for the Northern District of California, Oakland Division (the“Federal Court”), styled as In re Apple Inc. Stockholder Derivative Litigation, Case No. 4:19-cv-05153-YGR: Terrence Zehrer, derivatively on behalf of Apple Inc. (“Apple”); Andrew Fine, Tammy Federman SEP/IRA, and The Rosenfeld Family Foundation, derivatively on behalf of Apple; and John Votto, derivatively on behalf of Apple (collectively, the “Federal Plaintiffs”); (b) plaintiffs in the stockholder derivative action pending in the Superior Court of the State of California, County of Santa Clara (the “California Court”), styled as In re Apple Inc. Stockholder Derivative Litigation, Lead Case No. 19CV355213 (the “California Action”): Tim Himstreet, derivatively on behalf of Apple; and Steven Hill, derivatively on behalf of Apple (collectively, the “California Plaintiffs”); (c) Apple shareholders Augustin Sacks and Gerard Bernales, who made a litigation demand on Apple’s board of directors (the “Demanding Shareholders” and, together with the Federal Plaintiffs and California Plaintiffs, “Plaintiffs”); (d) defendants in the Federal Action and/or  the  California  Action:  Timothy  D.  Cook;  Luca  Maestri;  Craig  Federighi;  Arthur D. Levinson; Albert Gore, Jr.; Andrea Jung; James A. Bell; Ronald D. Sugar; Robert A. Iger; and Susan  L.  Wagner  (collectively,  “Defendants”);  and  (e)  nominal  defendant  Apple (“Nominal Defendant,”  “Apple,”  or  the  “Company”  and,  together  with  Plaintiffs  and  Defendants,  the “Parties”), by and through their respective undersigned counsel.  This Stipulation supersedes, and renders null and void, the Stipulation of Settlement dated February 8, 2024. Subject to the approval of the Federal Court and the terms and conditions expressly provided herein, this Stipulation is intended to fully, finally, and forever settle the Settled Plaintiffs’ Claims as against the Released Defendants’ Parties, as those capitalized terms are defined below.

FEDERAL COURT PROCEEDINGS

WHEREAS, on August 19, 2019, an Apple stockholder commenced a stockholder derivative action in Federal Court captioned as Zehrer v. Cook, et al., Case No. 4:19-cv-05153 (the “Zehrer Action”) against defendants Cook, Maestri, Federighi, Levinson, Gore, Jung, Bell, Sugar, Iger, and Wagner alleging, among other things, that Defendants breached their fiduciary duties (i) by causing or allowing the Company to address the effects of aging iPhone batteries by disseminating iOS software updates designed to slow iPhone performance without customer knowledge or consent in violation of consumer protection laws and regulations in domestic and international markets, and (ii) by making false and misleading statements to investors about the effects of aging iPhone batteries on iPhone sales growth and about iPhone demand in the Greater China region;

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

WHEREAS, on September 20, 2019, plaintiffs Andrew Fine, Tammy Federman SEP/IRA, and The Rosenfeld Family Foundation, commenced a derivative action in Federal Court captioned as Fine, et al. v. Cook, et al., Case No. 4:9-cv-05863 (the “Fine Action”) asserting claims similar to the Zehrer Action, as well as claims for violation of the federal securities laws, based on the same facts and circumstances alleged in the Zehrer Action;

WHEREAS, on September 20, 2019, plaintiff Alan Bankhalter commenced a derivative action in Federal Court captioned as Bankhalter v. Cook, et al., Case No. 4:19-cv-05881 (the “Bankhalter Action”) asserting claims similar to the Zehrer Action, as well as claims for violation of the federal securities laws, based on the same facts and circumstances alleged in the Zehrer Action;

WHEREAS, on September 20, 2019, plaintiff John Votto commenced a derivative action in Federal Court captioned as Votto v. Cook, et al., Case No. 4:19-cv-08246 (the “Votto Action”) asserting claims similar to the Zehrer Action, as well as claims for violation of the federal securities laws, based on the same facts and circumstances alleged in the Zehrer Action;

WHEREAS, on March 6, 2020, the parties filed a stipulation to consolidate the Zehrer Action, Fine Action, Bankhalter Action, and Votto Action and to appoint lead counsel;

WHEREAS, on March 11, 2020, the Federal Court entered an order relating the Zehrer Action, Fine Action, Bankhalter Action, and Votto Action and consolidating the actions (hereafter, the “Federal Action”);

WHEREAS, on April 14, 2020, Bankhalter filed a motion to appoint Pritzker Levine LLP and Gainey McKenna & Egleston as interim co-lead counsel;

WHEREAS, on April 14, 2020, plaintiffs Terrence Zehrer, Andrew Fine, Tammy Federman SEP/IRA, and The Rosenfeld Family Foundation filed a motion to appoint Robbins LLP and Weiss Law LLP as co-lead counsel for all derivative plaintiffs in the Federal Action (“Lead Counsel Motion”);

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

WHEREAS, on June 29, 2020, following briefing on the competing lead counsel motions, the Federal Court granted plaintiffs Terrence Zehrer, Andrew Fine, Tammy Federman SEP/IRA, and The Rosenfeld Family Foundation’s Lead Counsel Motion;

WHEREAS, on July 1, 2020, plaintiff Bankhalter filed a notice for voluntary dismissal of the Bankhalter Action, which the Federal Court granted on July 6, 2020;

WHEREAS, on August 11, 2020, the parties to the Federal Action filed a stipulation and proposed order to stay the Federal Action pending resolution of the motion to dismiss the related federal securities class action pending in the United States District Court for the Northern District of California, Oakland Division, In re Apple Inc. Securities Litigation, Case No. 4:19-cv-02033- YGR (the “Federal Securities Action”), subject to Federal Plaintiffs’ rights to file a consolidated complaint  and  to  seek  to  inspect  the  Company’s  books  and  records  pursuant  to California Corporations Code section 1601, and to the parties’ obligation to meet and confer regarding Federal Plaintiffs’ participation in any mediation and any discovery conducted in connection with the Federal Securities Action, which the Federal Court granted on August 18, 2020;

WHEREAS, on January 21, 2021, following the partial denial of the motion to dismiss the related Federal Securities Action, the parties to the Federal Action filed a stipulation and proposed order to extend the stay of the Federal Action until 30 days following the close of fact discovery in  the  Federal  Securities  Action,  subject  to  the  Company’s  commitment  to  participate  in a mediation of the derivative claims in the event of any mediation in the Federal Securities Action or other action arising from the same or similar facts; designation of the board of directors as constituted on August 19, 2019, as the relevant set of directors for purposes of evaluating Federal Plaintiffs’  demand  futility  allegations;  and  preservation  of  Federal  Plaintiffs’  right  to  file a consolidated amended complaint, which the Federal Court granted on January 25, 2021;

WHEREAS, on May 31, 2022, the parties to the Federal Action filed a stipulation and proposed order to continue the stay of the Federal Action subject to substantially similar terms and conditions, which the Federal Court granted on June 7, 2022;

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

WHEREAS, on August 15, 2022, the parties to the Federal Action filed a stipulation and proposed order to continue the stay of the Federal Action subject to substantially similar terms and conditions, which the Federal Court granted on August 17, 2022;

WHEREAS, on October 14, 2022, the parties to the Federal Action filed a stipulation to continue the stay of the Federal Action subject to substantially similar terms and conditions, which the Federal Court granted on October 14, 2022;

WHEREAS, after meeting and conferring regarding a proposed schedule for further proceedings following the February 1, 2023 expiration of the preceding stay, on March 20, 2023, the parties to the Federal Action filed a stipulation to set a briefing schedule for Nominal Defendant Apple’s motion to dismiss the action under Federal Rule of Civil Procedure 23.1, which the Federal Court granted on March 27, 2023;

WHEREAS, on May 19, 2023, the parties to the Federal Action filed a stipulation extending Federal Plaintiffs’ time to complete their ongoing investigation of matters relevant to their allegations and to file their consolidated complaint, which the Federal Court granted on May 23, 2023;

WHEREAS, on October 5, 2023, the parties to the Federal Action filed a stipulation advising the Federal Court that they had executed a memorandum of understanding to settle the litigation, and commenced negotiations regarding formal stipulation of settlement to be presented for the Federal Court’s approval;

WHEREAS, pursuant to the Federal Court’s October 26, 2023 Order Setting Compliance Deadline, on November 17, 2023, the parties to the Federal Action further advised the Federal Court regarding the status of their negotiations regarding a stipulation of settlement and all exhibits thereto;

WHEREAS, on November 20, 2023, the Federal Court entered an Order Setting Compliance Deadline Re: Settlement, requiring the filing of a motion for preliminary approval of the settlement or a joint statement explaining any noncompliance on or before January 26, 2024;

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

WHEREAS, pursuant to the Federal Court’s November 20, 2023 Order Setting Compliance Deadline, on January 16, 2024, the parties to the Federal Action further advise the Federal Court regarding the status of their negotiations regarding a stipulation of settlement and all exhibits thereto; and

WHEREAS, on January 19, 2024, the Federal Court entered an Order Setting Compliance Deadline Re: Settlement, requiring the filing of a motion for preliminary approval of the settlement or a joint statement explaining any noncompliance on or before March 8, 2024;

CALIFORNIA COURT PROCEEDINGS

WHEREAS, on September 17, 2019, plaintiff Tim Himstreet filed a derivative action in California Court captioned as Himstreet v. Cook, et al., Case No. 19CV355213 (the “Himstreet Action”) asserting claims similar to those raised in the Federal Action;

WHEREAS, on September 30, 2019, the parties to the Himstreet Action filed a stipulation and proposed order to stay the Himstreet Action on terms similar to those in the Federal Action, which the California Court granted on October 1, 2019;

WHEREAS, on March 11, 2020, the parties to the Himstreet Action filed a stipulation to continue the stay of the Himstreet Action, which the California Court granted on March 11, 2020;

WHEREAS, on August 12, 2020, the parties to the Himstreet Action filed a stipulation to continue the stay of the Himstreet Action, which the California Court granted on August 13, 2020;

WHEREAS, on August 17, 2020, plaintiff Steven Hill filed a derivative action in California Court captioned as Hill v. Cook, et al., 20CV369387 (the “Hill Action”) asserting claims similar to those raised in the Federal Action;

WHEREAS, on November 16, 2020, the California Court entered an order consolidating the Himstreet Action and Hill Action (hereafter, the “California Action”) and continuing the case management conferences in the respective actions;

WHEREAS, on January 21, 2021, the California Court ordered to extend the stay of the California Action;

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

WHEREAS, on February 10, 2022, the California Court ordered to continue the case management conference;

WHEREAS, on May 5, 2022, the California Court ordered to continue the case management conference for the California Action;

WHEREAS, on July 1, 2022, the California Court ordered to continue the stay of the California Action and continue the case management conference;

WHEREAS, on October 6, 2022, the California Court ordered to continue the stay of the California Action and continue the case management conference;

WHEREAS, on February 14, 2023, the California Court ordered to continue the case management conference for the California Action; and

WHEREAS, on March 24, 2023, the California Court ordered to continue the case management conference for the California Action and ordered that the discovery and responsive pleading stay remain in place pending further order of the California Court;

SHAREHOLDER LITIGATION DEMAND

WHEREAS, on November 13, 2018, the Demanding Shareholders made a litigation demand on Apple’s board of directors asserting claims similar to those raised in the Federal Action (the “Demand”); and

WHEREAS, on December 9, 2018, Apple’s board formed an advisory Demand Evaluation Committee (“DEC”) to review and investigate the Demand, with the advice of independent counsel, and report back to the full board concerning its conclusions and recommendations;

THE PARTIES REACHED THE SETTLEMENT THROUGH MEDIATOR FACILITATED ARM’S-LENGTH NEGOTIATIONS

WHEREAS, the Parties agreed to participate in a mediation session on January 31, 2022, before (Hon.) Layn Phillips of Phillips ADR (the “Mediator”), a nationally recognized mediator with extensive experience mediating complex shareholder disputes similar to the Actions;

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

WHEREAS, on January 28, 2022, the plaintiffs in the Federal Action and California Action submitted a mediation statement, made a settlement demand on Defendants, and requested certain documents, which Defendants agreed to provide;

WHEREAS, the Parties did not reach an agreement resolving the derivative litigation during the January 31, 2022 mediation session, but agreed to continue their settlement discussions under the aegis of the Mediator;

WHEREAS, counsel for the Parties participated in another, in-person mediation session before the Mediator on April 6, 2023. At the mediation session, the Parties engaged in discussions regarding the strengths and weaknesses of the claims and defenses at issue, both indirectly through the Mediator and directly in joint sessions attended by counsel for the Parties and the relevant insurers. During the joint sessions, the Company provided detailed confidential information regarding the technical and practical considerations that drove its decision-making with respect to the iOS performance management updates.   The parties debated their competing views of the essential facts, legal claims and defenses, and the broad range of possible litigation outcomes. The parties also discussed a range of remedial options and were able to agree on a set of principles and target areas for corporate governance enhancements to flesh out through further negotiations;

WHEREAS, the Parties continued their mediation efforts for several months following the April 2023 in-person mediation session, during which the Parties exchanged written proposals and counter proposals with the assistance and guidance of the Mediator;

WHEREAS, the Parties ultimately reached an agreement in principle on the material substantive consideration for the Settlement, and negotiated the terms of a written memorandum of understanding outlining the essential terms and conditions for the release of all claims asserted in the Actions in consideration for Apple’s agreement to adopt, implement, and/or maintain the corporate governance and oversight enhancements as set forth in Exhibit A hereto (the “Enhancements”);

WHEREAS, after reaching agreement on the substantive material terms of the Settlement, the Parties commenced negotiations facilitated by the Mediator regarding reasonable attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel, subject to Court approval, in consideration for the substantial benefits conferred upon Apple and its shareholders by the Settlement; and

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

WHEREAS, this Stipulation (together with the exhibits hereto), which has been duly executed by the undersigned signatories on behalf of their respective clients, reflects the final and binding agreement by and among the Parties;

THE PARTIES AGREE THE SETTLEMENT CONFERS SUBSTANTIAL BENEFITS AND SERVES THE BEST INTERESTS OF APPLE AND ITS SHAREHOLDERS

WHEREAS, Plaintiffs brought their claims in good faith and continue to believe that their claims have merit but, based upon Plaintiffs’ and Plaintiffs’ Counsel’s investigation and prosecution of the Actions, Plaintiffs and Plaintiffs’ Counsel have concluded that the terms and conditions of this Stipulation are fair, reasonable, and adequate, and in the best interests of the Company and its shareholders;

WHEREAS, based on Plaintiffs’ oversight of the prosecution of this matter and with the advice of their counsel, Plaintiffs have agreed to settle and release the claims asserted in the Actions  pursuant  to  the  terms  and  provisions  of  this  Stipulation,  after  considering  (a)  the substantial benefits conferred upon Apple and its shareholders through the corporate governance protections provided under the proposed Settlement; and (b) the desirability of guaranteeing those benefits  by  permitting  the  Settlement  to  be  consummated  as  provided  by  the  terms  of this Stipulation, and avoiding the uncertainties, delays, costs, and substantial risks entailed in further litigation;

WHEREAS, Defendants have denied, and continue to deny, that they committed, or aided and abetted in the commission of, any violation of law or duty or engaged in any wrongful acts whatsoever, including specifically those alleged in the Actions, and expressly maintain that they have complied with their statutory, fiduciary, and other legal duties, and that at all relevant times they acted in good faith and in a manner they reasonably believed to be in the best interests of Apple and its shareholders;

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

WHEREAS, Defendants have also taken into account the burden, expense, and uncertainties inherent in further litigation, and have therefore determined that it is in the best interests of the Company for the Actions to be settled in the manner and upon the terms and conditions set forth in this Stipulation;

WHEREAS, the Board, including each of its independent, non-employee directors (including the members of the DEC), advised by outside counsel for the Company, has unanimously approved a resolution reflecting the Board’s determination, in the good faith exercise of its business judgment, that the Settlement confers substantial benefits upon Apple and its shareholders, and that the Settlement and each of its terms are fair and reasonable and serve the best interests of Apple and its shareholders; and

WHEREAS, each of the Parties recognizes and acknowledges that the Actions have been initiated, filed, and prosecuted by Plaintiffs in good faith and defended by Defendants in good faith, that the Actions are being voluntarily settled with the advice of counsel, and that the terms of the Settlement are fair, reasonable, and adequate.

NOW THEREFORE, IT IS STIPULATED AND AGREED, by and among the Parties, by and through their respective undersigned counsel, in consideration of the benefits flowing from the Settlement, that all Settled Claims (as defined below) shall be and hereby are fully and finally settled,  compromised,  and  released, and  that  the  claims against  Defendants  in the Derivative Actions shall be dismissed with prejudice, upon and subject to the terms and conditions of this Stipulation, as follows:

CERTAIN DEFINITIONS

1.       As used in this Stipulation and all exhibits attached hereto and made a part hereof, the following capitalized terms shall have the following meanings:

(a)     “Actions” or “Derivative Actions” means the Federal Action, the California Action, and the Demand.

(b)     “Apple,” “Nominal Defendant,” or the “Company” means Apple Inc.

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

(c)     “Apple’s Counsel” means the law firm of Orrick, Herrington & Sutcliffe LLP

(d)     “Board” means Apple’s Board of Directors.

(e)     “California Action” means the shareholder derivative action captioned In re Apple Inc. Stockholder Derivative Litigation, Lead Case No. 19CV355213, pending in California Court.

(f)      “California Complaints” means the Verified Shareholder Derivative Complaints, dated September 17, 2019 and August 17, 2020, filed in the California Action.

(g)     “California Court” means the Superior Court of the State of California in the County of Santa Clara.

(h)     “California Plaintiffs” means Tim Himstreet and Steven Hill.

(i)     “Claims” means any and all manner of claims, including any Unknown Claims, debts, demands, rights, interests, actions, suits, causes of action, cross-claims, counter- claims, charges, judgments, obligations, setoffs, or liabilities for any obligations of any kind whatsoever (however denominated), for fees, costs, penalties, damages whenever incurred, and liabilities of any nature whatsoever (including, without limitation, demands for rescission, damages, interest, attorneys’ fees, and any other costs, expenses or liabilities whatsoever, including joint and several), whether based on federal, state, local, statutory or common law, in equity, or on any other law, rule, regulation, ordinance, contract, or the law of any foreign jurisdiction, whether fixed or contingent, known or unknown, liquidated or unliquidated, suspected or unsuspected, asserted or unasserted, matured or unmatured.

(j)      “Complaints” means the Federal Complaints and the California Complaints.

(k)     “Current Apple Shareholders” means any person or entity that has held Apple common stock as of the date of the execution of this Stipulation and continues to hold their Apple common stock through the date of the Settlement Fairness Hearing.

(l)      “Defendants” means the following current and former defendants in the Federal Action and/or the California Action: Timothy D. Cook, Luca Maestri, Craig Federighi, Arthur D. Levinson, Albert Gore, Jr., Andrea Jung, James A. Bell, Ronald D. Sugar, Robert A. Iger, and Susan L. Wagner.

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

(m)    “Defendants’ Counsel” means the law firm of Orrick, Herrington & Sutcliffe LLP, counsel for defendants Timothy D. Cook, Luca Maestri, Craig Federighi, Arthur D. Levinson, Albert Gore, Jr., Andrea Jung, James A. Bell, Ronald D. Sugar, Robert A. Iger, and Susan L. Wagner.

(n)     “Demanding Shareholders” means Augustin Sacks and Gerard Bernales.

(o)     “Demanding Shareholders’ Counsel” means the law firm of Purcell & Lefkowitz LLP.

(p)     “Effective Date” with respect to the Settlement means the first date by which all of the events and conditions specified in paragraph 24 of this Stipulation have been met and have occurred or have been waived.

(q)     “Federal Action” means the stockholder derivative action captioned In re Apple Inc. Stockholder Derivative Litigation, No. 4:19-cv-05153-YGR, pending in the Federal Court.

(r)      “Federal Complaints” means the Verified Stockholder Derivative Complaints dated August 19, 2019 and September 20, 2019, filed in the Federal Action.

(s)     “Federal Court” or “Court” means the United States District Court for the Northern District of California, Oakland Division.

(t)      “Federal Securities Action” means the securities class action captioned In re Apple Inc. Securities Litigation, Case No. 4:19-cv-02033-YGR, pending in the Federal Court.

(u)    “Federal Plaintiffs” means Terrence Zehrer, derivatively on behalf of Apple; Andrew Fine, Tammy Federman SEP/IRA, and The Rosenfeld Family Foundation, derivatively on behalf of Apple; and John Votto, derivatively on behalf of Apple.

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

(v)     “Final” with respect to the Judgment or any other court order means: (i) if no appeal is filed, the expiration date of the time for filing or noticing of any appeal of the Judgment or order; or (ii) if there is an appeal from the Judgment or order, (a) the date of final dismissal of all such appeals, or the final dismissal of any proceeding on certiorari or otherwise, or (b) the date the Judgment or order is finally affirmed on appeal, the expiration of the time to file a petition for a writ of certiorari or other form of review, or the denial of a writ of certiorari or other form of review, and, if certiorari or other form of review is granted, the date of final affirmance following review pursuant  to that grant.   However, any appeal  or  proceeding seeking  subsequent judicial review pertaining solely to an order issued with respect to attorneys’ fees or expenses shall not in any way delay or preclude the Judgment from becoming Final.

(w)     “Enhancements” means the corporate governance enhancements identified in Exhibit A hereto.

(x)     “Judgment” means the final judgment, substantially in the form attached hereto as Exhibit C, to be entered by the Federal Court approving the Settlement.

(y)     “Notice” means, collectively, the Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions, substantially in the form attached hereto as Exhibit B-1  (“Long  Form  Notice),  and  the Summary Notice  of  Proposed  Settlement  of Shareholder Derivative Actions, substantially in the form attached hereto as Exhibit B-2 (“Summary Notice”).

(z)     “Notice Costs” means all costs, fees, and expenses related to providing notice of the Settlement to Current Apple Shareholders.

(aa)   “Parties” means Plaintiffs, Defendants, and the Company.

(bb)   “Plaintiffs” means the Federal Plaintiffs, the California Plaintiffs, and the Demanding Shareholders.

(cc)   “Plaintiffs’ Counsel” means the law firms of Robbins LLP, Weiss Law LLP, Glancy Prongay & Murray LLP, Herman Jones LLP, The Mehdi Firm, PC, and Purcell & Lefkowitz LLP.

(dd)   “Preliminary Approval Order” means the order, substantially in the form attached hereto as Exhibit B, to be entered by the Court, preliminarily approving the Settlement, scheduling the Settlement Fairness Hearing, and directing that notice of the Settlement be provided to Current Apple Shareholders.

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

(ee)   “Released Defendants’ Parties” means Defendants, the Company, and any entity in which the Company has a controlling interest, as well as their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, committees, joint ventures, trustees, trusts, employees, immediate family members, insurers and reinsurers (in their capacities as such), consultants, experts, and attorneys.

(ff)     “Released Parties” means the Released Defendants’ Parties and the Released Plaintiffs’ Parties.

(gg)   “Released Plaintiffs’ Parties” means Plaintiffs, Plaintiffs’ Counsel, and any entity in which any Plaintiff has a controlling interest, as well as their respective current and former parents,  affiliates,  subsidiaries,  officers,  directors,  agents,  successors,  predecessors, assigns, assignees,   partnerships,   partners,   committees,   joint   ventures,   trustees,   trusts, employees, immediate family members, insurers and reinsurers (in their capacities as such), consultants, experts, and attorneys.

(hh)   “Releases” means the releases set forth in paragraphs 4-7 of this Stipulation.

(ii)     “Settled  Claims”   means  the   Settled  Defendants’   Claims,  the Settled Plaintiffs’ Claims, and the Settled Litigation Claims.

(jj)    “Settled Defendants’ Claims” means all Claims that arise out of or are based upon the commencement, litigation, or settlement of the Actions; provided, however, that the Settled Defendants’ Claims shall not include any Claims arising out of, based upon, or relating to the enforcement of the Settlement.

(kk)   “Settled Litigation Claims” means all Claims against any of the Released Parties, concerning or arising from the commencement, litigation, or settlement of the Claims asserted in the Actions; provided, however, that the Settled Litigation Claims shall not include any Claims arising out of, based upon, or relating to the enforcement of the Settlement.

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

(ll)     “Settled Plaintiffs’ Claims” means any and all manner of Claims, including Unknown Claims, that have been or could have been asserted in any forum derivatively or by Apple directly, arising from any act or omission alleged or claims asserted in the Actions; provided, however, that the Settled Plaintiffs’ Claims shall not include any Claims arising out of, based upon, or relating to the enforcement of the Settlement. For the avoidance of doubt, the Settled Plaintiffs’ Claims do not cover, settle, or release any direct claims held by a Plaintiff as a member of the certified class in the Federal Securities Action.

(mm)  “Settlement” means the settlement by and among the Parties on the terms and conditions set forth in this Stipulation.

(nn)    “Settlement Fairness Hearing” means the hearing set by the Court to, among other things, consider final approval of the Settlement.

(oo)    “Unknown Claims” shall mean any Settled Plaintiffs’ Claims which any Plaintiff, the Company, or any Current Apple Shareholders does not know or suspect to exist in his, her, or its favor at the time of the release of such claims and any Settled Defendants’ Claims which any Defendant, or the Company does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to this Settlement. With respect to any and all Settled Plaintiffs’ Claims and Settled Defendants’ Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, Defendants, the Company, and Current Apple Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

Any of Plaintiffs, Defendants, Apple, or Current Apple Shareholders may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the Settled Claims but, upon the Court’s entry of the Judgment, Plaintiffs, Defendants, Apple, and each of the Current Apple Shareholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled any and all Settled Claims without regard to the subsequent discovery or existence of such different or additional facts. Plaintiffs, Defendants, and the Company acknowledge that the foregoing waiver was separately bargained for and a key element of the Settlement.

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

THE SETTLEMENT CONSIDERATION

2.      In consideration for the full settlement and release of all Settled Plaintiffs’ Claims against the Released Defendants’ Parties and the dismissal with prejudice of the Actions on the terms and conditions set forth in this Stipulation, Defendants and the Company agree that Apple shall adopt and implement the Enhancements identified in Exhibit A hereto in the time and manner specified therein. The Board, on behalf of the Company, and in a determination made in the good faith exercise of the Board’s business judgment, acknowledges and agrees that the filing of, pendency of, and/or settlement demands made in the Actions caused Apple to adopt, implement, and/or  maintain the Enhancements. The Board further acknowledges and agrees that (i) the Enhancements confer substantial benefits upon Apple and its shareholders; and (ii) Apple’s commitment to adopt, implement, and/or maintain the Enhancements will serve Apple and its shareholders’  best interests  and  constitutes fair, reasonable and  adequate consideration  for the release of the Settled Plaintiffs’ Claims.

3.      The Company’s adoption, implementation, and/or maintenance of the Enhancements shall constitute full and final satisfaction of all of the Settled Plaintiffs’ Claims.

RELEASE OF CLAIMS

4.      The obligations incurred pursuant to this Stipulation are in consideration of the full and final disposition of the Actions as against Defendants and the Releases provided for herein.

5.      Pursuant to the Judgment, without further action by anyone, upon the Effective Date of the Settlement, Plaintiffs, the Company, and by operation of law the Company’s shareholders, shall be deemed to have, and by operation of law and of the Judgment, shall have, fully, finally, and forever discharged, settled, and released, and shall forever be enjoined from commencing or prosecuting, any and all Settled Plaintiffs’ Claims and Settled Litigation Claims (including Unknown Claims) against the Released Defendants’ Parties.

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

6.     Pursuant to the Judgment, without further action by anyone, upon the Effective Date of the Settlement, Defendants and the Company shall be deemed to have, and by operation of law and of the Judgment, shall have, fully, finally, and forever discharged, settled, and released, and shall forever be enjoined from commencing or prosecuting, any and all Settled Defendants’ Claims and Settled Litigation Claims (including Unknown Claims) against the Released Plaintiffs’ Parties.

7.      Notwithstanding paragraphs 4-6 above, nothing in the Judgment shall impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation or the Judgment.

PRELIMINARY APPROVAL

8.      Following execution of this Stipulation, Plaintiffs shall move in the Federal Court for entry of an order (the “Preliminary Approval Order”), substantially in the form of Exhibit B attached hereto, requesting: (i) preliminary approval of the Settlement; (ii) approval of the form and manner of providing notice of the Settlement to Current Apple Shareholders; and (iii) a date and time for the Settlement Fairness Hearing.

NOTICE

9.      Within ten (10) business days after the entry of the Preliminary Approval Order, the Company shall: (1) post a copy of the Long Form Notice, substantially in the form attached hereto as Exhibit B-1, and the Stipulation (and exhibits thereto) on the Investor Relations page of the Company’s website; (2) publish the Summary Notice, substantially in the form attached hereto as Exhibit B-2, in Investor’s Business Daily and issue a press release with the Summary Notice on GlobeNewswire; and (3) file with the U.S. Securities and Exchange Commission (“SEC”) the Long Form Notice and Stipulation (and exhibits thereto) as exhibits to a Form 8-K, subject to any modifications the Court may require as a condition of approval of the Notice. The Summary Notice shall provide a link to the Investor Relations page on the Company’s website where the Long Form Notice and this Stipulation (and exhibits thereto) may be viewed, which page will be maintained through the date of the final settlement hearing.

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

10.    The Parties believe the content and manner of the notice, as set forth in the above paragraph, constitutes adequate and reasonable notice to Current Apple Shareholders pursuant to applicable law and due process.

11.    The Company shall undertake the administrative responsibility for giving notice to Current Apple Shareholders and shall be solely responsible for paying the costs and expenses related to providing notice of the Settlement as set forth herein or as may otherwise be required by the Court.

12.    At least twenty-one (21) days before the Settlement Fairness Hearing, the Company’s counsel shall file a declaration or affidavit confirming compliance with the form, manner and timeliness of notice as approved by the Court.

FINAL APPROVAL; DISMISSAL OF THE ACTIONS

13.    This Settlement is conditioned on the Federal Action and California Action being dismissed with prejudice, and the Demand withdrawn with prejudice.

14.    Plaintiffs shall move for final approval of the Settlement in the Federal Action only, to be followed by the voluntary dismissal of the California Action with prejudice.

15.    If the Settlement contemplated by this Stipulation is approved by the Court, counsel for Federal Plaintiffs and Defendants’ Counsel shall jointly request that the Court enter the Judgment, substantially in the form attached hereto as Exhibit C, which will finally approve the Settlement and dismiss the Federal Action with prejudice.

16.    Within ten (10) calendar days of the Court’s entry of the Judgment, the parties to the California Action shall file a stipulation with the California Court seeking the dismissal of the California Action with prejudice, and the Demanding Shareholders shall withdraw the Demand with prejudice.

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

ATTORNEYS’ FEES AND EXPENSES

17.    The Company acknowledges and agrees that the Settlement confers substantial benefits upon the Company and its shareholders, and that Plaintiffs’ Counsel are entitled to reasonable  attorneys’  fees  and  expenses  in  an  amount  commensurate  with  the  value  of the Settlement’s benefits.  The Parties agree that, subject to Court approval, Apple shall pay or cause to be paid attorneys’ fees and expenses to Plaintiffs’ Counsel in the agreed amount of $6,000,000 (the “Fee and Expense Amount”).

18.    The Fee and Expense Amount or such other amount as may be approved by the Court shall constitute final and complete payment for Plaintiffs’ attorneys’ fees and expenses in connection with the Actions.

19.    The Fee and Expense Amount shall be paid to an account designated by Plaintiffs’ Counsel within forty-five (45) days of entry of a final order and judgment approving the Settlement and fee and expense amount, notwithstanding the existence of any collateral attacks on the Settlement, including, without limitation, any objections or appeals.

20.    In the event that the Judgment fails to become Final as defined in paragraph 1(v) herein or the amount of attorneys’ fees approved is later reduced on appeal or by the Court, then Plaintiffs’  Counsel  shall be  severally  obligated to  make  appropriate refunds  or repayments to Apple or its insurers of any attorneys’ fees and expenses previously paid and any interest earned on  the  balance,  as  appropriate,  within  fifteen (15)  business  days  from receiving notice from Defendants’ Counsel  of written payment instructions.   In the  event  Plaintiffs’  Counsel  fails to make such refunds or repayments as provided in this paragraph 20, Plaintiffs’ Counsel shall also be severally obligated to reimburse Apple and/or its insurers of reasonable attorneys’ fees and expenses they incur to enforce this provision and obtain such refunds or repayments.

21.    Plaintiffs’ Counsel shall allocate the Fee and Expense Amount as agreed amongst themselves.   Defendants, the Company, and their respective counsel shall have no responsibility for, and no liability whatsoever with respect to, the allocation among Plaintiffs’ Counsel of the Fee and Expense Amount. Any dispute regarding the allocation of fees or expenses among Plaintiffs’  Counsel shall have no effect on the Settlement or the Releases. Any allocation disputes will be finally resolved by the Mediator pursuant to expedited arbitral procedures determined by the Mediator.

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

22.          The effectiveness of the Settlement, the Releases, and the Parties’ obligations under the Settlement (except with respect to the payment of attorneys’ fees and expenses) shall not be conditioned on the resolution of, nor any ruling regarding, any Fee and Expense Amount.

23.          Plaintiffs’ Counsel may apply to the Court for payment of a service award to each of the Plaintiffs in the amount of $5,000 each (“Service Awards”), only to be paid upon Court approval, and to be paid solely from, and out of, the Fee and Expense Amount. The Defendants agree not to oppose any application for payment of the Service Awards.  The failure of the Court to approve the requested Service Awards, in whole or in part, shall have no effect on the Settlement set forth in this Stipulation. Neither Apple nor any of the Defendants shall be liable for any portion of any Service Award.

CONDITIONS OF SETTLEMENT AND EFFECT OF TERMINATION

24.    The Effective Date of the Settlement shall be deemed to occur on the occurrence or waiver of all of the following events:

(a)    the Court has approved the Settlement as described herein, following notice to Current Apple Shareholders and a hearing, and entered the Judgment, substantially in the form set forth in Exhibit C attached hereto, and the Judgment has become Final;

(b)     the California Action has been dismissed with prejudice; and

(c)     the Demand has been withdrawn with prejudice.

25.    If any of the conditions specified in paragraph 24 are not met, then: (a) the Settlement and the relevant portions of this Stipulation shall be canceled, unless the Parties mutually agree to proceed with an alternative or modified Stipulation, and execute and submit the alternative or modified Stipulation for Court approval; (b) the Parties shall revert to their respective litigation positions in the Actions prior to April 1, 2023; (c) the terms and provisions of the Stipulation, with the exception of (i) this paragraph 25, and (ii) paragraphs 20, 26, 36, 44, and 45 hereof, shall have no further force and effect with respect to the Parties and shall not be used in the Actions or in any other proceeding for any purpose, and the Parties shall proceed in all respects as if this Stipulation had not been entered; and (d) the Judgment and any other order entered by the Court in accordance with the terms of this Stipulation shall be treated as vacated, nunc pro tunc.

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

NO ADMISSION OF WRONGDOING

26.    Neither this Stipulation (whether or not consummated), including the exhibits hereto, the negotiations leading to the execution of this Stipulation, nor any proceedings taken pursuant to or in connection with this Stipulation and/or approval of the Settlement (including any arguments proffered in connection therewith):

(a)     shall be offered against any of the Released Defendants’ Parties as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendants’ Parties with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in the Actions or in any other litigation, or of any liability, negligence, fault, violation of law, or other wrongdoing of any kind of any of the Released Defendants’ Parties, or in any way referred to for any other reason as against any of the Released Defendants’ Parties, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation;

(b)    shall be offered against any of the Released Plaintiffs’ Parties as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Plaintiffs’ Parties that any of the Released Plaintiffs’ Parties’ claims are without merit, that any of the Released Defendants’ Parties had meritorious defenses, or that any monetary or non-monetary recovery under the Complaints would not have exceeded the actual recovery or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Plaintiffs’ Parties, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation; or

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

(c)     shall be construed against any of the Released Parties as an admission, concession, or presumption that the consideration to be given hereunder represents the amount which could be or would have been recovered after trial; provided, however, that if this Stipulation is approved by the Court, the Parties, the Released Parties, and their respective counsel, may refer to it to effectuate the protections from liability granted hereunder or otherwise to enforce the terms of the Settlement.

MISCELLANEOUS PROVISIONS

27.    All of the exhibits attached hereto are hereby incorporated by reference as though fully set forth herein. Notwithstanding the foregoing, in the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit attached hereto, the terms of this Stipulation shall prevail.

28.    The Parties intend this Stipulation and the Settlement to be a final and complete resolution of all disputes asserted or which could be asserted by Plaintiffs against the Released Defendants’ Parties with respect to the Settled Plaintiffs’ Claims. Accordingly, the Parties and their counsel agree not to assert in any forum that the Actions were brought by Plaintiffs or defended by Defendants in bad faith or without a reasonable basis. The Parties agree that each Party and their Counsel have complied with the applicable requirements of good faith litigation and that no action, allegation, position taken, or filing was undertaken or made in bad faith or in violation of Rule 11 of the Federal Rules of Civil Procedure or comparable provision of state law. The Parties agree that the Settlement Consideration and the other terms of the Settlement were negotiated at arm’s-length and in good faith by the Parties, and reflect the Settlement that was reached voluntarily after extensive negotiations and consultation with experienced legal counsel, who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses.

- - 22 - -
AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

29.   Defendants and their counsel shall retain their right to deny that Defendants committed, or aided and abetted in the commission of, any violation of law or duty or engaged in any wrongful acts whatsoever, but neither Defendants, the Company, or their respective counsel will, in any statement made to any media representative (whether or not for attribution), assert that the Actions were commenced or prosecuted in bad faith, nor will they deny that the Actions were commenced and prosecuted in good faith and are being settled voluntarily after consultation with competent legal counsel. Likewise, Plaintiffs and their counsel shall retain their right to maintain that their claims have merit, but neither Plaintiffs nor their counsel will, in any statement made to any media representative (whether or not for attribution), assert that the Actions were defended in bad faith, nor will they deny that the Actions were defended in good faith and are being settled voluntarily after consultation with competent legal counsel. In all events, none of the Parties shall make any accusations of wrongful or actionable conduct by any Party concerning the prosecution, defense, and resolution of the Actions, nor shall they otherwise suggest that the Settlement constitutes an admission of any claim or defense alleged.

30.    The terms of the Settlement, as reflected in this Stipulation, may not be modified or amended, nor may any of its provisions be waived, except by a writing signed on behalf of each of the Parties (or their successors-in-interest).

31.    The headings herein are used for the purpose of convenience only and are not meant to have legal effect.

32.    The administration and consummation of the Settlement as embodied in this Stipulation shall be under the authority of the Federal Court, and the Federal Court shall retain exclusive jurisdiction for the purpose of implementing and enforcing the terms of this Stipulation.

33.    The waiver by one Party of any breach of this Stipulation by any other Party shall not be deemed a waiver of any other prior or subsequent breach of this Stipulation.

34.    This Stipulation and its exhibits constitute the entire agreement among the Parties concerning the Settlement and this Stipulation and its exhibits, and supersede all prior or contemporaneous oral or written agreements, understandings, or representations among the Parties with respect to the subject matter hereof. All Parties acknowledge that no other agreements, representations, warranties, or inducements have been made by any Party concerning this Stipulation or its exhibits other than those contained and memorialized in such documents.

- - 23 - -
AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

35.     The Parties agree that within sixty (60) days of the Effective Date, they will return to the producing party all documents and other discovery material obtained from such producing party in any manner in connection with the Actions, including all documents produced by any Party whether formally or informally in connection with the mediation (“Produced Material”), or destroy all such Produced Material; provided, however, that the Parties and their counsel shall be entitled to retain all filings, court papers, hearing transcripts, and attorney work product.

36.    Subject to applicable court rules, all designations and agreements made and orders entered during the course of the Actions relating to the confidentiality of documents or information shall survive this Settlement. Nothing in this Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including without limitation, the attorney-client privilege, the joint defense privilege, or work product protection.

37.    This Stipulation may be executed in one or more counterparts, including by signature transmitted via facsimile, or by a .pdf/.tiff image of the signature transmitted via email. All executed counterparts and each of them shall be deemed to be one and the same instrument.

38.    This Stipulation shall be binding upon and inure to the benefit of the successors and assigns of the Parties, including any and all Released Parties and any corporation, partnership, or other entity into or with which any Party hereto may merge, consolidate, or reorganize.

39.    The construction, interpretation, operation, effect, and validity of this Stipulation and all documents necessary to effectuate it shall be governed by the laws of the State of California without regard to conflicts of law rules, except to the extent that federal law requires that federal law govern. The exclusive forum for the adjudication of any disputes arising under this Stipulation shall be the United States District Court for the Northern District of California. Each Party accepts and consents to jurisdiction and waives any objection to venue in the identified court.

- - 24 - -
AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

40.    All counsel and any other person executing this Stipulation and any of the exhibits hereto, or any related Settlement documents, warrant and represent that they have the full authority to do so and that they have the authority to take appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms.

41.    Counsel for the Parties agree to cooperate fully with one another in seeking Court approval of the Settlement, as embodied in this Stipulation, and to use best efforts to promptly agree upon and execute all such other documentation as may be reasonably required to obtain final approval by the Court of the Settlement.

42.    The Stipulation shall be treated as jointly drafted and will not be construed against any Party as the drafter.

43.    Any Party may give notice or service to another Party under this Stipulation. Such notice shall be in writing and shall be deemed to have been duly given upon receipt of hand delivery, facsimile, or email transmission, with confirmation of receipt. Notice shall be provided as follows:

If to Plaintiffs:	Robbins LLP Attn: Craig W. Smith 5060 Shoreham Place, Suite 300 San Diego, CA 92122 Telephone: (619) 525-3990 E-mail: csmith@robbinsllp.com

Glancy Prongay & Murray LLP Attn: Robert Prongay 1925 Century Park East, Suite 2100 Los Angeles CA 90067 Telephone: (310) 201-9150 E-mail: rprongay@glancylw.com

If to Defendants or Company:	Orrick, Herrington & Sutcliffe LLP Attn: James N. Kramer, Esq. 405 Howard Street San Francisco, CA 94105 Telephone: (415) 773-5900 E-mail: jkramer@orrick.com

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

44.    Except as otherwise provided herein, each Party shall bear its own costs.

45.    Whether or not the Stipulation is approved by the Court and whether or not the Stipulation is consummated, or the Effective Date occurs, the Parties and their counsel shall use their best efforts to keep all negotiations, discussions, and drafts in connection with the Stipulation confidential.

IN WITNESS WHEREOF, the Parties hereto have caused this Stipulation to be executed, by their duly authorized attorneys, as of April 29, 2024.

Co-Lead Counsel for Federal Plaintiffs	Counsel for Defendants

By:	/s/ Brian J. Robbins	By:	/s/ James N. Kramer
Brian J. Robbins
Craig W. Smith
Shane P. Sanders
ROBBINS LLP
5060 Shoreham Place, Suite 300
San Diego, CA 92122
Telephone: (619) 525-3990
Facsimile: (619) 525-3991
E-mail: brobbins@robbinsllp.com
csmith@robbinsllp.com

James N. Kramer
Alexander K. Talarides
ORRICK, HERRINGTON & SUTCLIFFE LLP
405 Howard Street
San Francisco, CA 94105 Telephone: (415) 773-5700
Facsimile: (415)773-5759
E-mail: jkramer@orrick.com atalarides@orrick.com

ssanders@robbinsllp.com	Counsel for Individual Defendants and Nominal Defendant Apple Inc.

Counsel for the Board
By:	/s/ Joel E. Elkins	By:	/s/ Douglas W. Greene
Joel E. Elkins WEISS LAW LLP 9107 Wilshire Blvd., Suite 450 Beverly Hills, CA 90210 Telephone: (310) 208-2800 Facsimile: (310) 209-2348 jelkins@weisslawllp.com
Douglas W. Greene
Genevieve G. York-Erwin BAKER & HOSTETLER LLP
45 Rockefeller Plaza New York, NY 10111
Telephone: (212) 589-4200
Facsimile:  (212) 589-4201
E-mail: dgreene@bakerlaw.com
gyorkerwin@bakerlaw.com

Counsel for the Board of Directors of Apple Inc.

David C. Katz
Mark D. Smilow
Joshua Rubin
WEISS LAW LLP
1500 Broadway, 16th Floor
New York, NY 10036
Telephone: (212) 682-3025
Facsimile: (212) 682-3010
E-mail: dkatz@weisslawllp.com
msmilow@weisslawllp.com
jrubin@weisslawllp.com

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

Co-Lead Counsel for State Plaintiffs

/s/ John C Herman
By:	John C Herman
HERMAN JONES LLP 3424 Peachtree Road, N.E., Suite 1650 Atlanta, Georgia 30326 Telephone: (404) 504-6500 E-mail: jherman@hermanjones.com

Counsel for State Action Plaintiff Tim Himstreet

/s/ Daniella Quitt
By:	Daniella Quitt
GLANCY PRONGAY & MURRAY LLP 745 Fifth Avenue New York, NY 10151 Telephone: (212) 935-7400 E-mail: dquitt@glancylaw.com

Robert V. Prongay
Pavithra Rajesh
GLANCY PRONGAY & MURRAY LLP
1925 Century Park East, Suite 2100
Los Angeles, CA 90067
Telephone: (310) 201-9150
E-mail: rprongay@glancylaw.com
prajesh@glancylaw.com

Counsel for State Action Plaintiff Steven Hill

Counsel for Demanding Shareholders

By:	/s/ Steven J. Purcell
Steven J. Purcell PURCELL & LEFKOWITZ LLP 369 Lexington Avenue 3rd Floor New York, NY 10017 Telephone: (212) 725-1000 Facsimile: (212) 725-0270 E-mail: spurcell@pjlfirm.com

Counsel for Demanding Shareholders Augustin Sacks and Gerard Bernales

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AMENDED STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

Exhibit A

Exhibit A

GOVERNANCE CONSIDERATION

Apple shall adopt and implement the following governance and oversight enhancements (the “Enhancements”) within 90 days of final settlement approval. The Enhancements shall remain in effect for not less than four (4) years. Apple’s board of directors (the “Board”) shall oversee and confirm the timely adoption and effective implementation of the Enhancements.

In the event the Board determines, based upon sound legal advice, that any element of the Enhancements conflicts with applicable law or regulation, the Board may, in the reasonable and good faith exercise of its business judgment, modify or eliminate provisions of the Enhancements as necessary to conform to the law or regulation. The Board will endeavor to modify or replace any provision found to conflict with law or regulation with measures designed to accomplish the same or similar objectives of the Enhancements. Should this occur, the Board shall describe and explain any such changes in the next periodic filing with the U.S. Securities and Exchange Commission.

1.	Enhanced Risk Oversight

•
The Company will amend the Risk Oversight Committee Charter to include a requirement that the Committee review and discuss material regulatory compliance issues relating to the Company’s products, including risks related to performance, manufacturing defects and safety, and the steps management has taken to monitor and mitigate potential product regulatory compliance risks.

•
The Chief Compliance Officer will become a member of the Risk Oversight Committee, attend the meetings thereof and, if necessary, report to the Audit and Finance Committee on the matters relating to her duties.

•
The Company will ensure that data (including in-store and third-party repair data, social media and other sources) bearing upon Performance Management will be actively and regularly monitored, compiled, and made available to leaders on the business teams responsible for product lines, who will evaluate, and, as appropriate, address or escalate for further review and oversight, real-time trends and issues.

o
To the extent potentially significant or material business, compliance, financial, reputational or other risks regarding Performance Management are suggested by the frequency of repair and/or replacement events, the leaders on the responsible business teams will consider recommendations for further investigation and evaluation, enhanced customer communication, and/or customer-oriented remedial action;

•	The Company shall establish a protocol for report evaluation, recommendation, and escalation, as appropriate. The protocol will incorporate the following provisions:

Exhibit A

o
Upon receipt of reports bearing on Performance Management and the related customer experience, leaders on the business teams responsible for affected product lines shall evaluate key drivers to determine whether potentially significant or material business, compliance, financial, reputational or other risks warrant further evaluation, escalation, and decision-making, including, but not limited to, recommendations for further investigation and evaluation, enhanced customer communication, and/or customer-oriented remedial action;

o
In the event that leaders on the business teams responsible for product lines determine further action may be necessary, they shall prepare a written report reflecting their evaluation and recommendations. Any further investigation or evaluation deemed necessary shall be undertaken immediately and completed within a reasonable time, and the results considered and included in a final escalation report, which shall be provided to the Chief Compliance Officer and Chief Operations Officer.

o
The Chief Operations Officer (COO), or a person designated by the COO, shall work directly with the relevant business teams to timely develop and implement an action plan designed to address and resolve or mitigate business, compliance, financial and/or reputational risks arising from product field performance and related customer experience issues.

o
Where,as referenced above, material regulatory compliance issues relating to Performance Management are found by the relevant business teams to be significant or potentially material, or other escalation criteria established by the Risk Oversight Committee are met, escalation reports setting out proposed remedial responses shall be prepared by the business teams in conjunction with the Chief Compliance Officer and timely presented to the Risk Oversight Committee and, as appropriate, senior executives.

o
The Risk Oversight Committee shall review and evaluate the proposed remedial response in the escalation report and make any further recommendations as the Committee deems necessary and appropriate to ensure timely and effective risk management and mitigation.

2.	Enhanced Oversight of iOS Update Transparency

•
Before release of an iOS update involving changes to Performance Management, the Chief Compliance Officer will review iPhone release notes on that topic in order to ensure accurate, timely, and transparent disclosures of such changes.

•	For purposes of this Settlement, “Performance Management” means dynamically managing performance peaks based in part on the chemical age of an iPhone’s battery.

•
The Chief Compliance Officer shall work with the appropriate business team leaders to ensure that Apple’s website appropriately identifies and describes the key components of such release notes relating to Performance Management.

Exhibit A

3.	Extension and Expansion of Previously Expired Customer Transparency Commitments

▪
Apple shall maintain easily accessible and prominent webpage(s) that provide clear and conspicuous information to consumers about lithium-ion batteries, unexpected shutdowns, and Performance Management, as defined above. The webpage(s) will provide guidance to consumers on steps they can take to maximize battery health and also describe the operation of Performance Management and its impact on iPhone battery and performance.

▪
In the event a future iOS update materially changes the impact of Performance Management, Apple shall notify consumers in a clear and conspicuous manner of those changes in the installation notes for the update.

▪
Apple will provide information to consumers in the iPhone user interface about battery health, and will notify consumers of the option to service the battery once the performance of the battery has become significantly degraded.

▪
Apple will provide its consumer-facing staff with all necessary education and training regarding: (i) the information in the webpage(s) described above; (ii) the iPhone user interface described above; and (iii) where to find further information on Apple webpage(s) or interface relating to Performance Management.

▪	Apple’s General Counsel, on an ad hoc basis, will report to the Audit and Finance Committee on any material compliance issues related to the above commitments

4.	Enhanced Investor Disclosure Oversight

•
Apple will adopt and implement a written policy that requires the co-Chairs of the Disclosure Committee to review transcripts of each earnings call and make appropriate recommendations, as necessary, with respect to correction, clarification, further disclosure or explanation, or other actions. The adoption of this policy, and any recommendation made and adopted pursuant to it, do not constitute, and may not be construed as, an admission that any previous statement by any past or present employee, officer, or director of the Company was false or misleading.

EXHIBIT B

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

OAKLAND DIVISION

IN RE APPLE INC. STOCKHOLDER	Case No. 4:19-cv-05153-YGR
DERIVATIVE LITIGATION	EX. B - [PROPOSED] ORDER
)	PRELIMINARILY APPROVING
)	SETTLEMENT AND AUTHORIZING
)	DISSEMINATION OF SETTLEMENT
)	NOTICE
)
)	The Honorable Yvonne Gonzalez Rogers

WHEREAS, a consolidated shareholder derivative action is pending in this Court entitled In re Apple Inc. Stockholder Derivative Litigation, No. 4:19-cv-05153-YGR (the “Federal Action”);

WHEREAS, (a) plaintiffs in the Federal Action: Terrence Zehrer, derivatively on behalf of Apple Inc. (“Apple”); Andrew Fine, Tammy Federman SEP/IRA, and The Rosenfeld Family Foundation, derivatively on behalf of Apple; and John Votto, derivatively on behalf of Apple (collectively, the “Federal Plaintiffs”); (b) plaintiffs in the shareholder derivative action pending in the Superior Court of the State of California, County of Santa Clara (the “California Court”), styled as In re Apple Inc. Stockholder Derivative Litigation, Lead Case No. 19CV355213 (the “California Action”): Tim Himstreet, derivatively on behalf of Apple; and Steven Hill, derivatively on behalf of Apple (collectively, the “California Plaintiffs” ); (c) Apple shareholders Augustin Sacks and Gerard Bernales, who made a litigation demand on Apple’s board of directors (the “Demanding Shareholders” and, together with the California Plaintiffs and the Federal Plaintiffs, “Plaintiffs”); (d) defendants in the Federal Action and/or the California Action: Timothy D. Cook; Luca Maestri; Craig Federighi; Arthur D. Levinson; Albert Gore, Jr.; Andrea Jung; James A. Bell; Ronald D. Sugar; Robert A. Iger; and Susan L. Wagner (collectively, “Defendants”); and (e) nominal defendant Apple (“Nominal Defendant,” “Apple,” or the “Company” and, together with Plaintiffs and Defendants, the “Parties”), by and through their respective undersigned counsel, have reached a proposed settlement on the terms and conditions set forth in the Amended Stipulation and Agreement of Compromise, Settlement, and Release dated April 29, 2024 (the “Amended Stipulation”) subject to the approval of this Court (the “Settlement”);

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND AUTHORIZING DISSEMINATION OF SETTLEMENT NOTICE

WHEREAS, except for the terms defined herein, the Court adopts and incorporated the definitions in the Amended Stipulation for purposes of this Preliminary Approval Order;

WHEREAS, the Federal Plaintiffs have made an application in this Court, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, for an order preliminarily approving the Settlement in accordance with the Amended Stipulation and allowing notice to Current Apple Shareholders as more fully described herein;

WHEREAS, the Court has read and considered: (a) the Federal Plaintiffs’ Motion for Preliminary Approval of the Settlement and authorization to disseminate notice of the Settlement to Current Apple Shareholders in the time and manner set forth in the Amended Stipulation, and the papers filed and arguments made in connection therewith; and (b) the Amended Stipulation and the exhibits attached thereto; and

WHEREAS, unless otherwise defined herein, all capitalized words contained herein shall have the same meanings as they have in the Amended Stipulation;

NOW  THEREFORE, IT IS HEREBY ORDERED:

1.       Preliminary Approval of the Settlement – The Court hereby preliminarily approves the Settlement, as embodied in the Amended Stipulation and the exhibits attached thereto, subject to further consideration at the Settlement Fairness Hearing to be held as described below.

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND AUTHORIZING DISSEMINATION OF SETTLEMENT NOTICE

2.       Settlement Fairness Hearing – The Court will hold a hearing (the “Settlement Fairness Hearing”) on July 16, 2024, at 2:00 p.m. at the United States District Court for the Northern District of California, Oakland Courthouse, Courtroom 1 – Fourth Floor, 1301 Clay Street, Oakland, CA 94612, for the following purposes: (a) to determine whether the proposed Settlement on the terms and conditions provided for in the Amended Stipulation is fair, reasonable, and adequate to Apple and its shareholders, and should be approved by the Court; (b) to determine whether the Judgment, substantially in the form attached as Exhibit C to the Amended Stipulation, should be entered dismissing the Federal Action with prejudice; (c) to determine whether to approve the Fee and Expense Amount to Plaintiffs’ Counsel, as well as the Service Awards to the Plaintiffs; and (d) to consider any other matters that may properly be brought before the Court in connection with the Settlement.

3.     The Court reserves the right to adjourn the Settlement Fairness Hearing or any adjournment thereof without further notice of any kind other than oral announcement at the Settlement Fairness Hearing or any adjournment thereof. The Court further reserves the right to approve the Amended Stipulation and the Settlement, at or after the Settlement Fairness Hearing, with such modifications as may be consented to by the Parties and without further notice to Current Apple Shareholders.

4.       Manner of Giving Notice – Notice of the Settlement and the Settlement Fairness Hearing shall be given by Apple as follows:

(a) By May 7, 2024, the Company shall:

(1) post a copy of the Long Form Notice, substantially in the form attached hereto as Exhibit B-1, and the Amended Stipulation (and exhibits thereto) on the Investor Relations page of the Company’s website;

(2) publish the Summary Notice, substantially in the form attached hereto as Exhibit B-2, in Investor’s Business Daily and issue a press release with the Summary Notice on GlobeNewswire; and (3) file with the U.S. Securities and Exchange Commission (“SEC”) the Long Form Notice and Amended Stipulation (and exhibits thereto) as exhibits to a Form 8-K;

(b) the Summary Notice shall provide a link to the Investor Relations page on the Company’s website where the Long Form Notice and Amended Stipulation (and exhibits thereto) may be viewed, which page will be maintained through the date of the Settlement Fairness Hearing;

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND AUTHORIZING DISSEMINATION OF SETTLEMENT NOTICE

(c) not later than twenty-five (25) calendar days prior to the Settlement Fairness Hearing, Apple’s Counsel shall serve on Plaintiffs’ Counsel and file with the Court proof, by affidavit or declaration, of compliance with paragraphs 4(a)-(b) above.

5.       Approval of Form and Content of Notice – The Court (a) approves, as to form and content, the Long Form Notice and Summary Notice, attached hereto as Exhibits B-1 and B-2, respectively, and (b) finds that the distribution of the Notice in the manner and form set forth in paragraph 4 of this Order: (i) constitutes notice that is reasonably calculated, under the circumstances, to apprise Current Apple Shareholders of the pendency of the Actions, of the effect of the proposed Settlement (including the Releases to be provided thereunder), of the agreed upon Fee and Expense Amount to Plaintiffs’ Counsel, and Service Awards to Plaintiffs, and of their right to appear at the Settlement Fairness Hearing; (ii) constitutes due, adequate and sufficient notice to all persons and entities entitled to receive notice of the proposed Settlement; and (iii) satisfies the requirements of Rule 23.1 of the Federal Rules of Civil Procedure, the United States Constitution (including the Due Process Clause), and all other applicable law and rules. The date and time of the Settlement Fairness Hearing shall be included in the Long Form Notice and Summary Notice before it is distributed.

6.       Appearance and Objections at Settlement Fairness Hearing – Any Current Apple Shareholder may file a written objection to the proposed Settlement, of the agreed-to Fee and Expense Amount and/or Service Awards, and appear at the Settlement Fairness Hearing and show cause, if he, she, or it has any cause, why the proposed Settlement, the Fee and Expense Amount and/or Service Awards should not be approved; provided, however, that no such person or entity shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, the Fee and Expense Amount and/or the Service Awards unless that person or entity has filed a written objection with the Court. Any written objection, together with copies of all other papers and briefs supporting the objection, must be mailed to the Office of the Clerk of the Court, United States District Court for the Northern District of California, Oakland Division, 1301 Clay Street, Oakland, CA 94612, or filed in person at any location of the United States District Court for the Northern District of California, so that it is filed or postmarked no later than fourteen (14) calendar days prior to the Settlement Fairness Hearing. Any written objection, together with copies of all other papers and briefs supporting the objection, must also be served to each of the following Parties’ counsel so that they are received on or before fourteen (14) calendar days prior to the Settlement Fairness Hearing:

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND AUTHORIZING DISSEMINATION OF SETTLEMENT NOTICE

Co-Lead Counsel for Federal Plaintiffs:	Counsel for Defendants:

Craig W. Smith	James N. Kramer
ROBBINS LLP	Orrick, Herrington & Sutcliffe LLP
5060 Shoreham Place, Suite 300	405 Howard Street
San Diego, CA 92122	San Francisco, CA 94105
Telephone: (619) 525-3990	Telephone: (415) 773-5900
csmith@robbinsllp.com	jkramer@orrick.com

David C. Katz
Weiss Law LLP
305 Broadway, 7th Floor
New York, NY 10007
Telephone: (212) 682-3025
dkatz@weisslawllp.com

7.       Any objections, filings, and other submissions must clearly identify the case name and action number, In re Apple Inc. Stockholder Derivative Litigation, No. 4:19-cv-05153-YGR, and they must: (a) state the name, address, and telephone number of the objector and must be signed by the objector; (b) state whether the objector is represented by counsel and, if so, the name, address, and telephone number of his, her, or its counsel; (c) contain a specific, written statement of the objection(s) and the specific reason(s) for the objection(s), including any legal and evidentiary support the objector wishes to bring to the Court’s attention, and if the objector indicates that he, she, or it intends to appear at the Settlement Fairness Hearing, the identity of any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the hearing; and (d) must include documentation sufficient to prove that the objector owned shares of Apple common stock as of the close of trading on the date of the execution of the Amended Stipulation and continues to hold Apple stock continuously through the date of the Settlement Fairness Hearing. Any Current Apple Shareholder who or which has filed a written objection in the manner provided herein may also appear at the Settlement Fairness Hearing, either in person or through his, her, or its own attorney, at his, her, or its own expense.

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND AUTHORIZING DISSEMINATION OF SETTLEMENT NOTICE

8.       Any Apple shareholder who or which does not make his, her, or its objection in the manner provided herein shall be deemed to have waived his, her, or its right to object to any aspect of the proposed Settlement, including the agreed-to Fee and Expense Amount and Service Awards and shall be forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement, the Fee and Expense Amount or Service Awards, or from otherwise being heard concerning the Settlement or the Fee and Expense Amount in this or any other proceeding including any right of appeal), but shall otherwise be bound by this Order, the Judgment to be entered, and the Releases to be given by the Settlement.

9.       Stay and Temporary Injunction – Until otherwise ordered by the Court, the Court stays all proceedings in the Federal Action other than proceedings necessary to carry out or enforce the terms and conditions of the Amended Stipulation. Pending final determination of whether the Settlement should be approved, the Court (a) bars and enjoins the commencement or prosecution of any action asserting any Settled Plaintiffs’ Claims or Settled Litigation Claims against any of the Released Defendants’ Parties; and (b) bars and enjoins the commencement or prosecution of any action asserting any Settled Defendants’ Claims or Settled Litigation Claims against any of the Released Plaintiffs’ Parties.

10.     Notice Costs – The Company shall be solely responsible for paying the costs and expenses related to providing Notice of the Settlement.

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND AUTHORIZING DISSEMINATION OF SETTLEMENT NOTICE

11.     Use of This Order – Neither this Order, the Amended Stipulation, including the exhibits thereto, the negotiations leading to the execution of the Amended Stipulation, nor any proceedings taken pursuant to or in connection the Amended Stipulation, and/or approval of the Settlement (including any arguments proffered in connection therewith): (a) shall be offered against any of the Released Defendants’ Parties as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendants’ Parties with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in the Actions or in any other litigation, or of any liability, negligence, fault, violation of law, or other wrongdoing of any kind of any of the Released Defendants’ Parties, or in any way referred to for any other reason as against any of the Released Defendants’ Parties, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of Amended Stipulation; (b) shall be offered against any of the Released Plaintiffs’ Parties as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Plaintiffs’ Parties that any of the Released Plaintiffs’ Parties’ claims are without merit, that any of the Released Defendants’ Parties had meritorious defenses, or that damages recoverable under the Complaints would not have exceeded the Settlement Consideration or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Plaintiffs’ Parties, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Amended Stipulation; or (c) shall be construed against any of the Released Parties as an admission, concession, or presumption that the consideration to be given in the Settlement represents the amount which could be or would have been recovered after trial; provided, however, that if the Amended Stipulation is approved by the Court, the Parties, the Released Parties, and their respective counsel, may refer to it to effectuate the protections from liability granted hereunder or otherwise to enforce the terms of the Settlement.

12.     Termination of Settlement – If the Settlement is terminated as provided in the Amended Stipulation, the Settlement is not approved, or the Effective Date of the Settlement otherwise fails to occur, this Order shall be vacated, rendered null and void, and be of no further force and effect, except as otherwise provided by the Amended Stipulation, and this Order shall be without prejudice to the rights of the Parties or Current Apple Shareholders, and the Parties shall revert to their respective litigation positions in the Actions prior to April 1, 2023.

13.     Supporting Papers – Plaintiffs’ Counsel shall file and serve the opening papers in support of the proposed Settlement, and Plaintiffs’ Counsel’s application for an award of attorneys’ fees and expenses, no later than twenty-one (21) calendar days prior to the Settlement Fairness Hearing; and reply papers, if any, shall be filed and served no later than seven (7) calendar days prior to the Settlement Fairness Hearing.

14.     The Court retains jurisdiction to consider all further applications arising out of or connected with the proposed Settlement.

IT IS SO ORDERED.

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND AUTHORIZING DISSEMINATION OF SETTLEMENT NOTICE

Dated: ___________________, 20__

The Honorable Yvonne Gonzalez Rogers United States District Judge

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND AUTHORIZING DISSEMINATION OF SETTLEMENT NOTICE

EXHIBIT B-1

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
OAKLAND DIVISION
IN RE APPLE INC. STOCKHOLDER DERIVATIVE LITIGATION	) ) ) ) ) ) ) ) ) ) )	Case No. 4:19-cv-05153-YGR EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

A Federal Court authorized this Notice. This is not a solicitation from a lawyer.

TO:    ALL PERSONS OR ENTITIES WHO OR WHICH HELD SHARES OF APPLE INC. (“APPLE” OR THE “COMPANY”) COMMON STOCK AS OF THE CLOSE OF TRADING ON APRIL 29, 2024.

The purpose of this Notice is to inform you of: (i) the pendency of the shareholder derivative action brought on behalf of Apple Inc. (“Apple” or the “Company”) styled as In re Apple Inc. Stockholder Derivative Litigation, Case No. 4:19-cv-05153-YGR (the “Federal Action”), pending in the United States District Court for the Northern District of California, Oakland Division (the “Federal Court”), the stockholder derivative action brought on behalf of Apple pending in the Superior Court of the State of California, County of Santa Clara (the “California Court”), styled as In re Apple Inc. Stockholder Derivative Litigation, Lead Case No. 19CV355213 (the “California Action”), and a factually-related litigation demand on Apple’s board of directors (the “Demand” and, together with the Federal Action and California Action, the “Actions”); (ii) a proposed settlement of the Actions (the “Settlement”), subject to approval of the Federal Court, as provided in the Amended Stipulation and Agreement of Compromise, Settlement, and Release dated as of April 29, 2024 (the “Stipulation”); (iii) the hearing that the Federal Court will hold on July 16, 2024 at 2:00 p.m. to determine whether to approve the proposed Settlement and the agreed-to Fee and Expense Amount to all Plaintiffs’ Counsel;1 as well as Service Awards to Plaintiffs; and (iv) Current Apple Shareholders’ rights with respect to the proposed Settlement and the Fee and Expense Amount.2

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.
YOUR RIGHTS WILL BE AFFECTED BY THE PROPOSED SETTLEMENT OF THIS ACTION.

1 “Plaintiffs’ Counsel” consist of the law firms of Robbins LLP, Weiss Law LLP, Glancy Prongay & Murray LLP, Herman Jones LLP, The Mehdi Firm, PC, and Purcell & Lefkowitz LLP. Robbins LLP and Weiss Law LLP are “Plaintiffs’ Co-Lead Counsel” in the Federal Action.

2 All capitalized terms not otherwise defined in this Notice shall have the meaning provided in the Stipulation, which is available at the “Investor Relations” section of the Company’s website, investor.apple.com.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

The Stipulation was entered into as of April 29, 2024, between and among (i) plaintiffs in the Federal Action, Terrence Zehrer, derivatively on behalf of Apple; Andrew Fine, Tammy Federman SEP/IRA, and The Rosenfeld Family Foundation, derivatively on behalf of Apple; and John Votto, derivatively on behalf of Apple (collectively, the “Federal Plaintiffs”); (ii) plaintiffs in the California Action, Tim Himstreet, derivatively on behalf of Apple; and Steven Hill, derivatively on behalf of Apple (collectively, the “California Plaintiffs”); (iii) Apple shareholders Augustin Sacks and Gerard Bernales, who made a litigation demand on Apple’s board of directors (the “Demanding Shareholders,” and collectively with the Federal Plaintiffs and California Plaintiffs, the “Plaintiffs”); (iv) current and former defendants in the Federal Action and/or the California Action: Timothy D. Cook; Luca Maestri; Craig Federighi; Arthur D. Levinson; Albert Gore, Jr.; Andrea Jung; James A. Bell; Ronald D. Sugar; Robert A. Iger; and Susan L. Wagner (collectively, “Defendants”); and (v) Apple (Apple, Plaintiffs, Demanding Shareholders and Defendants are collectively referred to as the “Parties”), subject to the approval of the Federal Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure.

As described on pages 6-10 below, the Settlement provides for certain corporate governance reforms that Apple has agreed to adopt, implement, and/or maintain in connection with the Settlement.

PLEASE NOTE: THERE IS NO PROOF OF CLAIM FORM FOR SHAREHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT, AND SHAREHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE.

WHAT IS THE PURPOSE OF THIS NOTICE?

The purpose of this Notice is to explain the Actions, the terms of the proposed Settlement, and how the proposed Settlement affects Current Apple Shareholders’ legal rights.

In a derivative action, one or more persons or entities who are current shareholders of a corporation sue on behalf of, and for the benefit of, the corporation, seeking to enforce the corporation’s legal rights. In this case, Plaintiffs have filed suit against Defendants on behalf of, and for the benefit of, Apple.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

The Federal Court has scheduled a hearing to consider the fairness, reasonableness, and adequacy of the Settlement and the Fee and Expense Amount and Service Awards (the “Settlement Fairness Hearing”). See pages 14-16 below for details about the Settlement Fairness Hearing, including the location, date, and time of the hearing.

WHAT ARE THESE CASES ABOUT? WHAT HAS HAPPENED SO FAR?

THE FOLLOWING DESCRIPTION OF THE ACTIONS AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE PARTIES AND DOES NOT CONSTITUTE FINDINGS OF THE FEDERAL COURT OR THE CALIFORNIA COURT. IT SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES OR THE FAIRNESS OR ADEQUACY OF THE PROPOSED SETTLEMENT.

FEDERAL COURT PROCEEDINGS

On August 19, 2019, an Apple stockholder commenced a stockholder derivative action in Federal Court captioned as Zehrer v. Cook, et al., Case No. 4:19-cv-05153, (the “Zehrer Action”) against defendants Cook, Maestri, Federighi, Levinson, Gore, Jung, Bell, Sugar, Iger, and Wagner alleging, among other things, that Defendants breached their fiduciary duties (i) by causing or allowing the Company to address the effects of aging iPhone batteries by disseminating iOS software updates designed to slow iPhone performance without customer knowledge or consent in violation of consumer protection laws and regulations in domestic and international markets, and (ii) by making false and misleading statements to investors about the effects of aging iPhone batteries on iPhone sales growth and about iPhone demand in the Greater China region.

On March 11, 2020, the Federal Court entered an order consolidating the Zehrer Action with three other, subsequently-filed actions that asserted similar claims (hereafter, the “Federal Action”). On June 29, 2020, the Federal Court appointed Robbins LLP and Weiss Law LLP as Co-Lead Counsel for the Federal Plaintiffs in the Federal Action.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

On August 18, 2020, the Court granted the parties’ stipulation to stay the Federal Action pending resolution of the motion to dismiss the related federal securities class action pending in the United States District Court for the Northern District of California, Oakland Division, In re Apple Inc. Securities Litigation, Case No. 4:19-cv-02033-YGR (the “Federal Securities Action”), subject to Federal Plaintiffs’ rights to file a consolidated complaint and to seek to inspect the Company’s books and records pursuant to California Corporations Code section 1601, and to the parties’ obligation to meet and confer regarding Federal Plaintiffs’ participation in any mediation and any discovery conducted in connection with the Federal Securities Action.

On January 25, 2021, following the partial denial of the motion to dismiss the related Federal Securities Action, the Court granted the parties’ stipulation to continue the stay of the Federal Action until 30 days following the close of fact discovery in the Federal Securities Action, subject to the Company’s commitment to participate in a mediation of the derivative claims in the event of any mediation in the Federal Securities Action or other action arising from the same or similar facts; designation of the board of directors as constituted on August 19, 2019, as the relevant set of directors for purposes of evaluating Federal Plaintiffs’ demand futility allegations; and preservation of Federal Plaintiffs’ right to file a consolidated amended complaint.

On June 7, August 17, and October 14, 2022, the Court granted the Federal Action parties’ stipulations to continue the stay, subject to substantially similar terms and conditions.

On March 27, 2023, the Court granted the Federal Action parties’ stipulation to set a briefing schedule for Apple’s motion to dismiss the action under Federal Rule of Civil Procedure 23.1.

On May 24, 2023, the Court granted the parties’ stipulation extending Federal Plaintiffs’ time to complete their ongoing investigation of matters relevant to their allegations and to file their consolidated complaint.

On October 5, 2023, the parties to the Federal Action filed a stipulation advising the Court that they had executed a memorandum of understanding to settle the Action, and commenced negotiations regarding a formal stipulation of settlement to be presented for the Court’s approval.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

CALIFORNIA COURT PROCEEDINGS

On September 17, 2019, plaintiff Tim Himstreet filed a derivative action in California Court captioned as Himstreet v. Cook, et al., Case No. 19CV355213 (the “Himstreet Action”) asserting claims similar to those raised in the Federal Action. On August 17, 2020, plaintiff Steven Hill filed a derivative action in California Court captioned as Hill v. Cook, et al., 20CV369387 (the “Hill Action”), asserting similar claims. On November 16, 2020, the Court entered an order consolidating the Himstreet Action and Hill Action (hereafter, the “California Action”). Pursuant to the parties’ stipulations, the California Court stayed the California Action on terms similar to those in the Federal Action, extending that stay in orders entered on July 1, 2022, October 6, 2022, and March 24, 2023.

SHAREHOLDER LITIGATION DEMAND

On November 13, 2018, the Demanding Shareholders made a litigation demand on Apple’s board of directors asserting claims similar to those raised in the Federal Action (the “Demand”).

On December 9, 2018, Apple’s board formed an advisory Demand Evaluation Committee (“DEC”) to review and investigate the Demand, with the advice of independent counsel, and report back to the full board concerning its conclusions and recommendations.

THE PARTIES REACHED THE SETTLEMENT THROUGH MEDIATOR FACILITATED ARM’S-LENGTH NEGOTIATIONS

On January 31, 2022, counsel for the Parties participated in a mediation session before Layn Phillips of Phillips ADR (the “Mediator”), a nationally recognized mediator with extensive experience mediating complex shareholder disputes similar to the Actions.

Prior to this first mediation, the plaintiffs in the Federal Action and California Action submitted a mediation statement, made a settlement demand on Defendants, and requested certain documents, which Defendants agreed to provide.

The Parties did not reach an agreement resolving the derivative litigation during the January 31, 2022 mediation session, but agreed to continue their settlement discussions under the aegis of the Mediator.

Counsel for the Parties participated in another mediation session before the Mediator on April 6, 2023. At the mediation session, the Parties engaged in discussions regarding the strengths and weaknesses of the claims and defenses at issue. The parties also discussed a range of remedial options and were able to agree on a set of principles and target areas for corporate governance enhancements to be fleshed out through further negotiations. The mediation efforts actively continued telephonically for several months following the April mediation session, during which the Parties exchanged written proposals and counter proposals with the assistance and guidance of the Mediator.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

The Parties ultimately reached an agreement to settle and release all claims asserted in consideration for Apple’s agreement to adopt, implement, and/or maintain the corporate governance and oversight enhancements as set forth in Exhibit A hereto (the “Enhancements”).

After reaching agreement on the substantive material terms of the Settlement, the Parties commenced negotiations facilitated by the Mediator regarding reasonable attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel, subject to Court approval, in consideration for the substantial benefits conferred upon Apple and its shareholders by the Settlement.

The Stipulation, together with the exhibits hereto, which has been duly executed by the undersigned signatories on behalf of their respective clients, reflects the final and binding agreement by and among the Parties.

On April 23, 2024, the Federal Court preliminarily approved the Settlement, authorized this Notice to be provided to Apple shareholders, and scheduled the Settlement Fairness Hearing to consider whether to grant final approval of the Settlement.

WHAT ARE THE TERMS OF THE SETTLEMENT?

The full terms and conditions of the Settlement are embodied in the Stipulation, which is on file with the Federal Court. The following is only a summary of the Stipulation.

In consideration of the full settlement and release of the Settled Plaintiffs’ Claims (defined below) against the Released Defendants’ Parties (defined below) and the dismissal with prejudice of the Actions, Defendants and Apple have agreed that Apple shall adopt and implement the corporate governance enhancements identified in Exhibit A to the Stipulation in the time and manner specified therein.

The Board, on behalf of the Company, and in a determination made in the good faith exercise of the Board’s business judgment, acknowledges and agrees that the filing of, pendency of, and/or settlement demands made in the Actions caused Apple to adopt, implement, and/or maintain the Enhancements. The Board further acknowledges and agrees that (i) the Enhancements confer substantial benefits upon Apple and its shareholders; and (ii) Apple’s commitment to adopt, implement, and/or maintain the Enhancements will serve Apple and its shareholders’ best interests and constitutes fair, reasonable and adequate consideration for the release of the Settled Plaintiffs’ Claims.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

The Enhancements provide for:

1.	Enhanced Risk Oversight

•
The Company will amend the Risk Oversight Committee Charter to include a requirement that the Committee review and discuss material regulatory compliance issues relating to the Company’s products, including risks related to performance, manufacturing defects and safety, and the steps management has taken to monitor and mitigate potential product regulatory compliance risks.

•
The Chief Compliance Officer will become a member of the Risk Oversight Committee, attend the meetings thereof and, if necessary, report to the Audit and Finance Committee on the matters relating to her duties.

•
The Company will ensure that data (including in-store and third-party repair data, social media and other sources) bearing upon Performance Management[3] will be actively and regularly monitored, compiled, and made available to leaders on the business teams responsible for product lines, who will evaluate, and, as appropriate, address or escalate for further review and oversight, real-time trends and issues.

To the extent potentially significant or material business, compliance, financial, reputational or other risks regarding Performance Management are suggested by the frequency of repair and/or replacement events, the leaders on the responsible business teams will consider recommendations for further investigation and evaluation, enhanced customer communication, and/or customer-oriented remedial action;

3 For purposes of this Settlement, “Performance Management” means dynamically managing performance peaks based in part on the chemical age of an iPhone’s battery.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

•	The Company shall establish a protocol for report evaluation, recommendation, and escalation, as appropriate. The protocol will incorporate the following provisions:

o
Upon receipt of reports bearing on Performance Management and the related customer experience, leaders on the business teams responsible for affected product lines shall evaluate key drivers to determine whether potentially significant or material business, compliance, financial, reputational or other risks warrant further evaluation, escalation, and decision-making, including, but not limited to, recommendations for further investigation and evaluation, enhanced customer communication, and/or customer-oriented remedial action;

o
In the event that leaders on the business teams responsible for product lines determine further action may be necessary, they shall prepare a written report reflecting their evaluation and recommendations. Any further investigation or evaluation deemed necessary shall be undertaken immediately and completed within a reasonable time, and the results considered and included in a final escalation report, which shall be provided to the Chief Compliance Officer and Chief Operations Officer.

o
The Chief Operations Officer (COO), or a person designated by the COO, shall work directly with the relevant business teams to timely develop and implement an action plan designed to address and resolve or mitigate business, compliance, financial and/or reputational risks arising from product field performance and related customer experience issues.

o
Where, as referenced above, material regulatory compliance issues relating to Performance Management are found by the relevant business teams to be significant or potentially material, or other escalation criteria established by the Risk Oversight Committee are met, escalation reports setting out proposed remedial responses shall be prepared by the business teams in conjunction with the Chief Compliance Officer and timely presented to the Risk Oversight Committee and, as appropriate, senior executives.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

o
The Risk Oversight Committee shall review and evaluate the proposed remedial response in the escalation report and make any further recommendations as the Committee deems necessary and appropriate to ensure timely and effective risk management and mitigation.

2.	Enhanced Oversight of iOS Update Transparency

•
Before release of an iOS update involving changes to Performance Management, the Chief Compliance Officer will review iPhone release notes on that topic in order to ensure accurate, timely, and transparent disclosures of such changes.

•
The Chief Compliance Officer shall work with the appropriate business team leaders to ensure that Apple’s website appropriately identifies and describes the key components of such release notes relating to Performance Management.

3.	Extension and Expansion of Previously Expired Customer Transparency Commitments

•
Apple shall maintain easily accessible and prominent webpage(s) that provide clear and conspicuous information to consumers about lithium-ion batteries, unexpected shutdowns, and Performance Management, as defined above. The webpage(s) will provide guidance to consumers on steps they can take to maximize battery health and also describe the operation of Performance Management and its impact on iPhone battery and performance.

•
In the event a future iOS update materially changes the impact of Performance Management, Apple shall notify consumers in a clear and conspicuous manner of those changes in the installation notes for the update.

•
Apple will provide information to consumers in the iPhone user interface about battery health, and will notify consumers of the option to service the battery once the performance of the battery has become significantly degraded.

•
Apple will provide its consumer-facing staff with all necessary education and training regarding: (i) the information in the webpage(s) described above; (ii) the iPhone user interface described above; and (iii) where to find further information on Apple webpage(s) or interface relating to Performance Management.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

•	Apple’s General Counsel, on an ad hoc basis, will report to the Audit and Finance Committee on any material compliance issues related to the above commitments

4.	Enhanced Investor Disclosure Oversight

•
Apple will adopt and implement a written policy that requires the co-Chairs of the Disclosure Committee to review transcripts of each earnings call and make appropriate recommendations, as necessary, with respect to correction, clarification, further disclosure or explanation, or other actions. The adoption of this policy, and any recommendation made and adopted pursuant to it, do not constitute, and may not be construed as, an admission that any previous statement by any past or present employee, officer, or director of the Company was false or misleading.

WHAT ARE THE PARTIES’ REASONS FOR THE SETTLEMENT?

Plaintiffs brought their claims in good faith and continue to believe that their claims have merit but, based upon Plaintiffs’ and Plaintiffs’ Counsel’s investigation and prosecution of the Actions, Plaintiffs and Plaintiffs’ Counsel have concluded that the terms and conditions of this Stipulation are fair, reasonable, and adequate, and in the best interests of the Company and its shareholders. Based on Plaintiffs’ oversight of the prosecution of this matter and with the advice of their counsel, Plaintiffs have agreed to settle and release the claims asserted in the Actions pursuant to the terms and provisions of the Stipulation, after considering (a) the substantial benefits conferred upon Apple and its shareholders through the corporate governance protections provided under the proposed Settlement; and (b) the desirability of guaranteeing those benefits by permitting the proposed Settlement to be consummated as provided by the terms of the Stipulation, and avoiding the uncertainties, delays, costs, and substantial risks entailed in further litigation.

Defendants have denied, and continue to deny, that they committed, or aided and abetted in the commission of, any violation of law or duty or engaged in any wrongful acts whatsoever, including specifically those alleged in the Actions, and expressly maintain that they have complied with their statutory, fiduciary, and other legal duties, and that at all relevant times they acted in good faith and in a manner they reasonably believed to be in the best interests of Apple and its shareholders. Defendants, however, have also taken into account the burden, expense, and uncertainties inherent in further litigation, and have therefore determined that it is in the best interests of the Company for the Actions to be settled in the manner and upon the terms and conditions set forth in the Stipulation.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

Each of the Parties recognizes and acknowledges that the Actions have been initiated, filed, and prosecuted by Plaintiffs in good faith and defended by Defendants in good faith, that the Actions are being voluntarily settled with the advice of counsel, and that the terms of the Settlement are fair, reasonable, and adequate.

In addition, Apple’s Board, including each of its independent, non-employee directors (including the members of the DEC), advised by outside counsel for the Company, has unanimously approved a resolution reflecting the Board’s determination, in the good faith exercise of its business judgment, that the Settlement confers substantial benefits upon Apple and its shareholders, and that the Settlement and each of its terms are fair and reasonable and serve the best interests of Apple and its shareholders.

WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE?

If the Settlement is approved, the Parties will request that the Federal Court enter a Final Judgment and Order Approving Derivative Action Settlement (the “Judgment”). Pursuant to the Judgment, upon the Effective Date of the Settlement, the following releases will occur:

Release of Claims by Plaintiffs, the Company, and the Company’s Shareholders: Plaintiffs, the Company, and by operation of law the Company’s shareholders shall be deemed to have, and by operation of law and of the Judgment, shall have, fully, finally, and forever discharged, settled, and released, and shall forever be enjoined from commencing or prosecuting, any and all Settled Plaintiffs’ Claims and Settled Litigation Claims (including Unknown Claims) against the Released Defendants’ Parties.

“Settled Plaintiffs’ Claims” means any and all manner of Claims, including Unknown Claims, that have been or could have been asserted in any forum derivatively or by Apple directly, arising from any act or omission alleged or claims asserted in the Actions; provided, however, that the Settled Plaintiffs’ Claims shall not include any Claims arising out of, based upon, or relating to the enforcement of the Settlement. For the avoidance of doubt, the Settled Plaintiffs’ Claims do not cover, settle, or release any direct claims held by a Plaintiff as a member of the certified class in the Federal Securities Litigation.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

“Settled Litigation Claims” means all Claims against any of the Released Parties, concerning or arising from the commencement, litigation, or settlement of the Claims asserted in the Actions; provided, however, that the Settled Litigation Claims shall not include any Claims arising out of, based upon, or relating to the enforcement of the Settlement.

“Unknown Claims” means any Settled Plaintiffs’ Claims which any Plaintiff, the Company, or any Current Apple Shareholders does not know or suspect to exist in his, her, or its favor at the time of the release of such claims and any Settled Defendants’ Claims which any Defendant, or the Company does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to this Settlement. With respect to any and all Settled Plaintiffs’ Claims and Settled Defendants’ Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, Defendants, the Company, and Current Apple Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

Any of Plaintiffs, Defendants, Apple, or Current Apple Shareholders may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the Settled Claims but, upon the Court’s entry of the Judgment, Plaintiffs, Defendants, Apple, and each of the Current Apple Shareholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled any and all Settled Claims without regard to the subsequent discovery or existence of such different or additional facts. Plaintiffs, Defendants, and the Company acknowledge that the foregoing waiver was separately bargained for and a key element of the Settlement.

“Released Defendants’ Parties” means Defendants, the Company, and any entity in which the Company has a controlling interest, as well as their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, committees, joint ventures, trustees, trusts, employees, immediate family members, insurers and reinsurers (in their capacities as such), consultants, experts, and attorneys.

Release of Claims by Defendants and the Company: Defendants and the Company shall be deemed to have, and by operation of law and of the Judgment, shall have, fully, finally, and forever discharged, settled, and released, and shall forever be enjoined from commencing or prosecuting, any and all Settled Defendants’ Claims and Settled Litigation Claims (including Unknown Claims) against the Released Plaintiffs’ Parties.

“Settled Defendants’ Claims” means all Claims that arise out of or are based upon the commencement, litigation, or settlement of the Actions; provided, however, that the Settled Defendants’ Claims shall not include any Claims arising out of, based upon, or relating to the enforcement of the Settlement.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

“Released Plaintiffs’ Parties” means Plaintiffs, Plaintiffs’ Counsel, and any entity in which any Plaintiff has a controlling interest, as well as their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, committees, joint ventures, trustees, trusts, employees, immediate family members, insurers and reinsurers (in their capacities as such), consultants, experts, and attorneys.

Within ten (10) calendar days of the Federal Court’s entry of the Judgment, the parties to the California Action will file a stipulation with the California Court dismissing the California Action with prejudice, and the Demanding Shareholders shall withdraw the Demand with prejudice.

The “Effective Date” of the Settlement will be the first date upon which the following conditions of the Settlement have been met and occurred: (i) the Court has approved the Settlement as described herein, following notice to Current Apple Shareholders and a hearing, and entered the Judgment, and the Judgment has become Final; (ii) the California Action has been dismissed with prejudice; and (iii) the Demand has been withdrawn with prejudice.

By Order of the Federal Court, all proceedings in the Federal Action, other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation, have been stayed until otherwise ordered by the Federal Court. Also, pending final determination of whether the Settlement should be approved, the Federal Court has (i) barred and enjoined the commencement or prosecution of any action asserting any Settled Plaintiffs’ Claims or Settled Litigation Claims against any of the Released Defendants’ Parties; and (b) barred and enjoined the commencement or prosecution of any action asserting any Settled Defendants’ Claims or Settled Litigation Claims against any of the Released Plaintiffs’ Parties.

HOW WILL THE ATTORNEYS BE PAID?

Plaintiffs’ Counsel have not received any payment for their services in pursuing the claims asserted in the Actions, nor have Plaintiffs’ Counsel been reimbursed for their out-of-pocket expenses. Plaintiffs’ Counsel invested their own resources for pursuing the claims asserted on a contingency basis; meaning they would only recover their expenses and be compensated for their time if they conferred substantial benefits upon Apple and its shareholders through this Action. In light of the risks undertaken in pursuing the Actions on a contingency basis and the substantial benefits created for Apple and its shareholders through the Settlement, the Parties agree that, subject to Court approval, Apple shall pay or cause to be paid attorneys’ fees and expenses to Plaintiffs’ Counsel in the agreed amount of $6,000,000 (the “Fee and Expense Amount”).

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

Plaintiffs’ Counsel will apply to the Court for service awards of $5,000 (“Service Awards”) to each of the Plaintiffs to be drawn from the Fee and Expense Amount.

The Federal Court will determine whether to approve the Fee and Expense Amount and/or Service Awards. Apple shareholders are not personally liable for any such fees or expenses or Service Awards.

WHEN AND WHERE WILL THE SETTLEMENT FAIRNESS HEARING BE HELD?
DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT FAIRNESS
HEARING? MAY I OBJECT TO THE SETTLEMENT AND SPEAK AT THE
HEARING IF I DON’T LIKE THE SETTLEMENT?

You do not need to attend the Settlement Fairness Hearing. The Federal Court will consider any submission made in accordance with the provisions below even if you do not attend the hearing. The date and time of the Settlement Hearing may change without further written notice to Current Apple Shareholders. You should monitor the Court’s docket before making plans to attend the Settlement Fairness Hearing. You may also confirm the date and time of the Settlement Fairness Hearing by contacting Federal Plaintiff’s counsel as indicated on page 16 below.

The Federal Court will consider the Settlement and all matters related to the Settlement at the Settlement Fairness Hearing. The Settlement Fairness Hearing will be held on July 16, 2024 at 2:00 p..m., before the Honorable Yvonne Gonzalez Rogers at the United States District Court for the Northern District of California, Oakland Courthouse, Courtroom 1 – Fourth Floor, 1301 Clay Street, Oakland, CA 94612. At the Settlement Fairness Hearing, the Federal Court will, among other things: (i) determine whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to Apple and its Current Apple Shareholders, and should be approved; (ii) determine whether the Judgment, substantially in the form attached as Exhibit C to the Stipulation, should be entered dismissing the Federal Action with prejudice; (iii) determine whether the agreed-to Fee and Expense Amount should be approved; and (iv) consider any other matters that may properly be brought before the Federal Court in connection with the Settlement.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

The Federal Court has reserved the right to adjourn the Settlement Fairness Hearing or any adjournment thereof without further notice of any kind other than by oral announcement at the Settlement Fairness Hearing or any adjournment thereof. The Federal Court has further reserved the right to approve the Stipulation and the Settlement, at or after the Settlement Fairness Hearing, with such modifications as may be consented to by the Parties and without further notice to Current Apple Shareholders.

Any Current Apple Shareholder who or which continues to own shares of Apple common stock as of July 16, 2024, the date of the Settlement Fairness Hearing, can ask the Federal Court to deny approval of the Settlement by filing an objection. You cannot ask the Court to order a larger or different settlement; the Court can only approve or deny the proposed Settlement. If the Federal Court denies approval, the Company will not be required to implement the corporate governance reforms that Apple has agreed to in connection with the Settlement, and the lawsuit will continue. If that is what you want to happen, you must object.

Current Apple Shareholders may object to the proposed Settlement or the Fee and Expense Amount or Service Awards in writing. As described further below, Current Apple Shareholders may also appear at the Settlement Fairness Hearing, either in person or through their own attorney. If you appear through your own attorney, you are responsible for paying that attorney. Your objection and supporting papers must clearly identify the case name and case number, In re Apple Inc. Stockholder Derivative Litigation, Case No. 4:19-cv-05153-YGR. You must file any written objection, together with copies of all other papers and briefs supporting the objection, by mailing them to the Office of the Clerk of the Court, United States District Court for the Northern District of California, Oakland Division, at the address set forth below, or by filing them in person at any location of the United States District Court for the Northern District of California. Any objections must be filed on or before July 2, 2024.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

Clerk’s Office:
United States District Court
Northern District of California
Clerk of the Court
Oakland Division
1301 Clay Street
Oakland, CA 94612

All written objections and supporting papers must also be served to each of the following Parties’ counsel so that they are received on or before July 2, 2024:

Counsel for Plaintiffs:	Counsel for Defendants:

Craig W. Smith ROBBINS LLP 5060 Shoreham Place, Suite 300 San Diego, CA 92122 Telephone: (619) 525-3990 csmith@robbinsllp.com	James N. Kramer Orrick, Herrington & Sutcliffe LLP 405 Howard Street San Francisco, CA 94105 Telephone: (415) 773-5900 jkramer@orrick.com

David C. Katz WeissLaw LLP 305 Broadway, 7th Floor New York, NY 10007 Telephone: (212) 682-3025 dkatz@weisslawllp.com

Any objections, filings, and other submissions must: (i) clearly identify the case name and case number, In re Apple Inc. Stockholder Derivative Litigation, Case No. 4:19-cv-05153-YGR; (ii) state the name, address, and telephone number of the objector and must be signed by the objector; (iii) state whether the objector is represented by counsel and, if so, the name, address, and telephone number of his, her, or its counsel; (iv) contain a specific, written statement of the objection(s) and the specific reason(s) for the objection(s), including any legal and evidentiary support the objector wishes to bring to the Court’s attention, and if the objector indicates that he, she, or it intends to appear at the Settlement Fairness Hearing, the identity of any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the hearing; and (v) include documentation sufficient to prove that the objector owned shares of Apple common stock as of the close of trading on April 29, 2024 and continues to hold Apple stock continuously through the date of the Settlement Fairness hearing.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

Current Apple Shareholders may file a written objection without having to appear at the Settlement Fairness Hearing. You may not, however, appear at the Settlement Fairness Hearing to present your objection unless you first file a written objection in accordance with the procedures described above, unless the Federal Court orders otherwise.

Current Apple Shareholders who or which file and serve a timely written objection and wish to be heard orally at the Settlement Fairness Hearing in opposition to the approval of the Settlement or the Fee and Expense Amount or Service Awards, must also mail a notice of appearance to the Office of the Clerk of the Court, United States District Court for the Northern District of California, Oakland Division, at the address set forth above, or file it in person at any location of the United States District Court for the Northern District of California. Any notice of appearance must be filed or postmarked on or before July 2, 2024. Current Apple Shareholders who or which intend to object and desire to present evidence at the Settlement Fairness Hearing must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and exhibits they intend to introduce into evidence at the hearing. Such persons may be heard orally at the discretion of the Federal Court.

You are not required to hire an attorney to represent you in making written objections or in appearing at the Settlement Fairness Hearing. However, if you decide to hire an attorney, it will be at your own expense.

Unless the Federal Court orders otherwise, any Current Apple Shareholder who or which does not make his, her, or its objection in the manner set forth above will: (i) be deemed to have waived and forfeited his, her, or its right to object to any aspect of the proposed Settlement, including the Fee and Expense Amount and Service Awards; (ii) be forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement, the Judgment to be entered approving the Settlement, or the Fee and Expense Amount or Service Awards; and (iii) be deemed to have waived and be forever barred and foreclosed from being heard, in this or any other proceeding, with respect to any matters concerning the Settlement or the Fee and Expense Amount or Service Awards; but shall otherwise be bound by the Judgment to be entered, and the Releases to be given by the Settlement.

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS?

This Notice summarizes the proposed Settlement. For the precise terms and conditions of the Settlement, please see the Stipulation available at the “Investor Relations” section of Apple’s website, investor.apple.com. You may also view a copy of the Stipulation by accessing the Court docket in the Federal Action, for a fee, through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.cand.uscourts.gov, or by visiting the Office of the Clerk of the Court, United States District Court for the Northern District of California, Oakland Courthouse, 1301 Clay Street, Oakland, CA 94612, between 9:00 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays. If you have questions regarding the Actions or the Settlement, you may write, call, or email Federal Plaintiffs’ counsel: Craig W. Smith, Robbins LLP, 5060 Shoreham Place, Suite 300, San Diego, CA 92122, 619-525-3990, cmith@robbinsllp.com, or David C. Katz, Weiss Law LLP, 305 Broadway, 7th Floor New York, NY 10007, 212-682-3025, dkatz@weisslawllp.com.

PLEASE DO NOT TELEPHONE THE COURT OR THE OFFICE OF THE CLERK OF THE COURT TO INQUIRE ABOUT THIS SETTLEMENT
Dated: May 7, 2024	By Order of the Court United States District Court Northern District of California, Oakland Division

EX. B-1 - NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

EXHIBIT B-2

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

OAKLAND DIVISION

IN RE APPLE INC. STOCKHOLDER DERIVATIVE LITIGATION	)	Case No. 4:19-cv-05153-YGR
)
	)	EX. B-2 - SUMMARY NOTICE OF
	)	PENDENCY AND PROPOSED
	)	SETTLEMENT OF SHAREHOLDER
	)	DERIVATIVE ACTIONS
)
	)	The Honorable Yvonne Gonzalez Rogers
)
)
)

A Federal Court authorized this Notice. This is not a solicitation from a lawyer.

TO:    ALL PERSONS OR ENTITIES WHO OR WHICH HELD SHARES OF APPLE INC. (“APPLE” OR THE “COMPANY”) COMMON STOCK AS OF THE CLOSE OF TRADING ON APRIL 29, 2024.

THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE LITIGATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A CURRENT APPLE SHAREHOLDER, THIS NOTICE CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR MONETARY PAYMENT. IF YOU DO NOT OBJECT TO THE TERMS OF THE PROPOSED SETTLEMENT OR THE AMOUNT OF ATTORNEYS’ FEES AND EXPENSES DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION.

SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

The purpose of this Notice is to inform you of: (i) the pendency of the shareholder derivative action brought on behalf of Apple Inc. (“Apple” or the “Company”), styled as In re Apple Inc. Stockholder Derivative Litigation, Case No. 4:19-cv-05153-YGR (the “Federal Action”) , pending in the United States District Court for the Northern District of California, Oakland Division (the “Federal Court”); the shareholder derivative action brought on behalf of Apple pending in the Superior Court of the State of California, County of Santa Clara (the “California Court”), styled as In re Apple Inc. Stockholder Derivative Litigation, Lead Case No. 19CV355213 (the “California Action”), and a factually-related litigation demand on Apple’s board of directors (the “Demand” and, together with the Federal Action and California Action, the “Actions”); and (ii) a proposed settlement of the Actions (the “Settlement”), subject to approval of the Federal Court.

The terms of the settlement are set forth in an Amended Stipulation and Agreement of Compromise, Settlement, and Release dated April 29, 2024 (the “ Amended Stipulation”).1 This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Amended Stipulation, which has been filed with the U.S. District Court for the Northern District of California. A link to the text of the Amended Stipulation and the full-length Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions may be found on the “Investor Relations” section of Apple’s website, investor.apple.com.

Under the terms of the Amended Stipulation, as a part of the proposed Settlement, Apple will adopt and/or implement corporate governance reforms, which are attached as Exhibit A to the Amended Stipulation (“Enhancements”). All Parties agree the Enhancements confer substantial benefits upon Apple and its shareholders. In addition, Apple’s Board, including each of its independent, nonemployee directors (including the members of the DEC), advised by outside counsel for the Company, has unanimously approved a resolution reflecting the Board’s determination, in the good faith exercise of its business judgment, that the Settlement confers substantial benefits upon Apple and its shareholders, and that the Settlement and each of its terms are fair and reasonable and serve the best interests of Apple and its shareholders.

1 All capitalized terms herein have the same meanings as set forth in the Amended Stipulation.

SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

In light of the substantial benefits conferred upon Apple by Plaintiffs’ Counsel’s efforts, Apple shall pay or cause to be paid attorneys’ fees and expenses to Plaintiffs’ Counsel in the agreed amount of $6,000,000 (the “Fee and Expense Amount”), subject to Court approval. Plaintiffs’ Counsel will apply to the Court for service awards of $5,000 (“Service Awards”) to each of the Plaintiffs to be drawn from the Fee and Expense Amount.

A Settlement Fairness Hearing will be held on July 16, 2024 at 2:00 p.m., before the Honorable Yvonne Gonzalez Rogers at the United States District Court for the Northern District of California, Oakland Courthouse, Courtroom 1 – Fourth Floor, 1301 Clay Street, Oakland, CA 94612. At the Settlement Fairness Hearing, the Federal Court will, among other things: (i) determine whether the proposed Settlement on the terms and conditions provided for in the Amended Stipulation is fair, reasonable, and adequate to Apple and its shareholders, and should be approved; (ii) determine whether the Judgment, substantially in the form attached as Exhibit C to the Amended Stipulation, should be entered dismissing the Federal Action with prejudice; (iii) determine whether the agreed-to Fee and Expense Amount and Service Awards should be approved; and (iv) consider any other matters that may properly be brought before the Federal Court in connection with the Settlement.

Any Current Apple Shareholder who or which continues to own shares of Apple common stock as of July 16, 2024, the date of the Settlement Fairness Hearing, has a right, but is not required to, appear and to be heard at the Settlement Fairness Hearing. Any Current Apple Shareholder who satisfies this requirement may enter an appearance through counsel of such shareholder’s own choosing and at such shareholder’s own expense, or may appear on their own. However, you shall not be heard at the Settlement Hearing unless you have filed with the Court, no later than July 2, 2024, a written notice of objection containing the following information: (i) clear identification of the case name and case number, In re Apple Inc. Stockholder Derivative Litigation, Case No. 4:19-cv-05153-YGR; (ii) the name, address, and telephone number of the objector and must be signed by the objector; (iii) whether the objector is represented by counsel and, if so, the name, address, and telephone number of his, her, or its counsel; (iv) a specific, written statement of the objection(s) and the specific reason(s) for the objection(s), including any legal and evidentiary support the objector wishes to bring to the Court’s attention, and if the objector indicates that he, she, or it intends to appear at the Settlement Fairness Hearing, the identity of any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the hearing; and (v) documentation sufficient to prove that the objector owned shares of Apple common stock as of the close of trading on April 29, 2024 and continues to hold Apple stock continuously through the date of the Settlement Fairness Hearing.

SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

If you wish to object to the proposed Settlement, you must file the written objection described above with the Court on or before July 2, 2024. All written objections and supporting papers must be filed with the Office of the Clerk of the Court, United States District Court for the Northern District of California, Oakland Division, 1301 Clay Street, Oakland, California 94612, or by filing them in person at any location of the United States District Court for the Northern District of California. Current Apple Shareholders who or which file and serve a timely written objection and wish to be heard orally at the Settlement Fairness Hearing, must also mail a notice of appearance to the Office of the Clerk of the Court, United States District Court for the Northern District of California, Oakland Division, at the address set forth above, or file it in person at any location of the United States District Court for the Northern District of California. Any notice of appearance must also be filed on or before July 2, 2024.

All written objections and supporting papers must also be served to each of the following Parties’ counsel so that they are received on or before July 2, 2024:

Counsel for Plaintiffs:	Counsel for Defendants:

Craig W. Smith	James N. Kramer
ROBBINS LLP	Orrick, Herrington & Sutcliffe LLP
5060 Shoreham Place, Suite 300	405 Howard Street
San Diego, CA 92122	San Francisco, CA 94105
Telephone: (619) 525-3990	Telephone: (415) 773-5900
csmith@robbinsllp.com	jkramer@orrick.com

David C. Katz
WeissLaw
305 Broadway, 7th Floor
New York, NY 10007
Telephone: (212) 682-3025
dkatz@weisslawllp.com

Unless the Federal Court orders otherwise, any Current Apple Shareholder who or which does not make his, her, or its objection in the manner set forth above will be deemed to have waived and forfeited his, her, or its right to object to any aspect of the proposed Settlement; (i) be forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement; and (ii) be deemed to have waived and be forever barred and foreclosed from being heard, in this or any other proceeding, with respect to any matters concerning the Settlement; but shall otherwise be bound by the Judgment to be entered, and the Releases to be given by the Settlement.

SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

This Notice summarizes the proposed Settlement. For the precise terms and conditions of the Settlement, please see the Amended Stipulation available at the “Investor Relations” section of Apple’s website, investor.apple.com. You may also view a copy of the Amended Stipulation by accessing the Court docket in the Federal Action, for a fee, through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.cand.uscourts.gov, or by visiting the Office of the Clerk of the Court, United States District Court for the Northern District of California, Oakland Courthouse, 1301 Clay Street, Oakland, CA 94612, between 9:00 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays. If you have questions regarding the Actions or the Settlement, you may write, call, or email Federal Plaintiffs’ counsel: Craig W. Smith, Robbins LLP, 5060 Shoreham Place, Suite 300, San Diego, CA 92122, 619-525-3990, csmith@robbinsllp.com, or David C. Katz, Weiss Law LLP, 305 Broadway, 7th Floor, New York, NY 10007, 212-682-3025, dkatz@weisslawllp.com.

PLEASE DO NOT TELEPHONE THE COURT OR THE OFFICE OF THE CLERK OF
THE COURT TO INQUIRE ABOUT THIS SETTLEMENT

Dated: May 7, 2024	By Order of the Court
United States District Court
Northern District of California,
Oakland Division

SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

EXHIBIT C

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

OAKLAND DIVISION

IN RE APPLE INC. SHAREHOLDER DERIVATIVE LITIGATION	)	Case No. 4:19-cv-05153-YGR
)
	)	EX. C - [PROPOSED] FINAL JUDGMENT
	)	AND ORDER APPROVING DERIVATIVE
	)	ACTION SETTLEMENT
)
	)	The Honorable Yvonne Gonzalez Rogers
)
)
)
)

[PROPOSED] FINAL JUDGMENT AND ORDER APPROVING DERIVATIVE ACTION SETTLEMENT

WHEREAS, a consolidated shareholder derivative action is pending in this Court entitled In re Apple Inc. Stockholder Derivative Litigation, No. 4:19-cv-05153-YGR (the “Federal Action”);
WHEREAS, (a) plaintiffs in the Federal Action, Terrence Zehrer, derivatively on behalf of Apple Inc. (“Apple”); Andrew Fine, Tammy Federman SEP/IRA, and The Rosenfeld Family Foundation, derivatively on behalf of Apple; and John Votto, derivatively on behalf of Apple (collectively, the “Federal Plaintiffs”); (b) plaintiffs in the shareholder derivative action pending in the Superior Court of the State of California, County of Santa Clara (the “California Court”), styled as In re Apple Inc. Stockholder Derivative Litigation, Lead Case No. 19CV355213 (the “California Action”): Tim Himstreet, derivatively on behalf of Apple; and Steven Hill, derivatively on behalf of Apple (collectively, the “California Plaintiffs”); (c) Apple shareholders Augustin Sacks and Gerard Bernales, who made a litigation demand on Apple’s board of directors (the “Demanding Shareholders” and, together with the California Plaintiffs and the Federal Plaintiffs, “Plaintiffs”); (d) current and former defendants in the Federal Action and/or the California Action: Timothy D. Cook; Luca Maestri; Craig Federighi; Arthur D. Levinson; Albert Gore, Jr.; Andrea Jung; James A. Bell; Ronald D. Sugar; Robert A. Iger; and Susan L. Wagner (collectively, “Defendants”); and (e) nominal defendant Apple Inc. (“Nominal Defendant,” “Apple,” or the “Company” and, together with Plaintiffs and Defendants, the “Parties”) have reached a proposed settlement on the terms and conditions set forth in the Amended Stipulation and Agreement of Compromise, Settlement, and Release dated April 29, 2024 (the “Amended Stipulation”) subject to the approval of this Court (the “Settlement”);

WHEREAS, the Settlement provides for a complete dismissal with prejudice of the claims asserted in the Actions against Defendants;

WHEREAS, by Order dated April 23, 2024 (the “Preliminary Approval Order”), this Court (a) preliminarily approved the Settlement; (b) ordered that notice of the proposed Settlement be provided to Current Apple Shareholders; (c) provided Current Apple Shareholders with the opportunity to object to the proposed Settlement and the agreed-to Fee and Expense Amount to Plaintiffs’ Counsel, as well as the Service Awards to Plaintiffs; and (d) scheduled a hearing regarding final approval of the Settlement;

[PROPOSED] FINAL JUDGMENT AND ORDER APPROVING DERIVATIVE ACTION SETTLEMENT

WHEREAS, the Court conducted a hearing on _________ __, 20__ (the “Settlement Fairness Hearing”) to consider, among other things, (a) whether the proposed Settlement on the terms and conditions provided for in the Amended Stipulation is fair, reasonable, and adequate to Apple and its shareholders, and should be approved by the Court; (b) whether a judgment should be entered dismissing the Federal Action with prejudice; and (c) whether the agreed-to Fee and Expense Amount and Service Awards should be approved; and

WHEREAS, it appearing that due notice of the terms of the Settlement and Releases and the Settlement Fairness Hearing has been given in accordance with the Preliminary Approval Order; the Parties having appeared by their respective attorneys of record; the Court having heard and considered evidence in support of the proposed Settlement; the attorneys for the respective Parties having been heard; an opportunity to be heard having been given to all other persons or entities requesting to be heard in accordance with the Preliminary Approval Order; the Court having determined that notice to Current Apple Shareholders was adequate and sufficient; and the entire matter of the proposed Settlement having been heard and considered by the Court.

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED, this ___ day of ___________________, 2024, as follows:
1.      Definitions – Unless otherwise defined in this Judgment, the capitalized terms used herein shall have the same meaning as they have in the Amended Stipulation.

2.      Jurisdiction – The Court has jurisdiction over the subject matter of the Federal Action, including all matters necessary to effectuate the Settlement and this Judgment and over all Parties.
3.      Incorporation of Settlement Documents – This Judgment incorporates and makes a part hereof: (a) the Amended Stipulation filed with the Court on _____________, 2024; and (b) the Notice, which was filed with the Court on _____________, 2024.

4.      Derivative Action Properly Maintained; Adequacy of Plaintiffs and Plaintiffs’ Counsel – Based on the record in the Federal Action, each of the provisions of Rule 23.1 of the Federal Rules of Civil Procedure has been satisfied and the Federal Action has been properly maintained according to Rule 23.1. The Federal Plaintiffs, the Federal Plaintiffs’ Co-Lead Counsel and the California Plaintiffs and their counsel have adequately represented the interests of Apple and  its shareholders both in terms of litigating the Federal Action and for purposes of entering into and implementing the Settlement. Each Party and their Counsel have complied with the applicable requirements of good faith litigation and no action, allegation, position taken, or filing was undertaken or made in bad faith or in violation of Rule 11 of the Federal Rules of Civil Procedure or comparable provision of state law.

[PROPOSED] FINAL JUDGMENT AND ORDER APPROVING DERIVATIVE ACTION SETTLEMENT

5.      Notice – The Court finds that the dissemination of the Notice: (a) was implemented in accordance with the Preliminary Approval Order; (b) constituted notice that was reasonably calculated, under the circumstances, to apprise Current Apple Shareholders of: (i) the pendency of the Actions; (ii) the effect of the proposed Settlement (including the Releases to be provided thereunder); (iii) the agreed-to Fee and Expense Amount, as well as the Service Awards (iv) their right to object to the Settlement and/or the Fee and Expense Amount and/or Service Awards; and (v) their right to appear at the Settlement Fairness Hearing; (c) constituted due, adequate, and sufficient notice to all persons and entities entitled to receive notice of the proposed Settlement; and (d) satisfied the requirements of Rule 23.1 of the Federal Rules of Civil Procedure, the United States Constitution (including the Due Process Clause), and all other applicable law and rules.
6.      Final Settlement Approval and Dismissal of Claims – Pursuant to, and in accordance with, Federal Rule of Civil Procedure 23.1, this Court hereby fully and finally approves the Settlement set forth in the Amended Stipulation in all respects (including, without limitation: the Settlement consideration; the Releases, including the release of the Settled Plaintiffs’ Claims as against the Released Defendant Parties; and the dismissal with prejudice of the claims asserted against Defendants in the Federal Action), and finds that the Settlement is, in all respects, fair, reasonable, and adequate to the Company and its shareholders. The Parties are directed to implement, perform, and consummate the Settlement in accordance with the terms and provisions contained in the Amended Stipulation.
7.      The Federal Action and all of the claims asserted against all Defendants in the Federal Action by the Federal Plaintiffs are hereby dismissed with prejudice. The Parties shall bear their own costs and expenses, except as otherwise expressly provided in the Amended Stipulation and this Judgment.

[PROPOSED] FINAL JUDGMENT AND ORDER APPROVING DERIVATIVE ACTION SETTLEMENT

8.      Binding Effect – The terms of the Amended Stipulation and of this Judgment shall be forever binding on the Parties and all Apple shareholders, as well as their respective successors and assigns.

9.      Releases – The Releases set forth in paragraphs 4, 5, and 6 of the Amended Stipulation, together with the definitions contained in paragraph 1 of the Amended Stipulation relating thereto, are expressly incorporated herein in all respects. The Releases are effective as of the Effective Date. Accordingly, this Court orders that:

(a)     Without further action by anyone, and subject to paragraph 10 below, upon the Effective Date of the Settlement, Plaintiffs, the Company, and by operation of law the Company’s shareholders shall be deemed to have, and by operation of law and of the Judgment, shall have, fully, finally, and forever discharged, settled, and released, and shall forever be enjoined from commencing or prosecuting, any and all Settled Plaintiffs’ Claims and Settled Litigation Claims (including Unknown Claims) against the Released Defendants’ Parties.

(b)     Without further action by anyone, and subject to Paragraph 10 below, upon the Effective Date of the Settlement, Defendants and the Company shall be deemed to have, and by operation of law and of the Judgment, shall have, fully, finally, and forever discharged, settled, and released, and shall forever be enjoined from commencing or prosecuting, any and all Settled Defendants’ Claims and Settled Litigation Claims (including Unknown Claims) against the Released Plaintiffs’ Parties.

10.     Notwithstanding paragraphs 9(a)-(b) above, nothing in this Judgment shall impair or restrict the rights of any of the Parties to enforce the terms of the Amended Stipulation or this Judgment.

11.     No Admissions – Neither this Judgment, the Amended Stipulation, including the exhibits thereto, the negotiations leading to the execution the Amended Stipulation, nor any proceedings taken pursuant to or in connection with the Amended Stipulation, and/or approval of the Settlement (including any arguments proffered in connection therewith):

[PROPOSED] FINAL JUDGMENT AND ORDER APPROVING DERIVATIVE ACTION SETTLEMENT

(a)     shall be offered against any of the Released Defendants’ Parties as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendants’ Parties with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in the Actions or in any other litigation, or of any liability, negligence, fault, violation of law, or other wrongdoing of any kind of any of the Released Defendants’ Parties or in any way referred to for any other reason as against any of the Released Defendants’ Parties, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Amended Stipulation;

(b)     shall be offered against any of the Released Plaintiffs’ Parties as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Plaintiffs’ Parties that any of the Released Plaintiffs’ Parties’ claims are without merit, that any of the Released Defendants’ Parties had meritorious defenses, or that damages recoverable under the Complaints would not have exceeded the Settlement Consideration or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Plaintiffs’ Parties, in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Amended Stipulation; or

(c)     shall be construed against any of the Released Parties as an admission, concession, or presumption that the consideration to be given in the Settlement represents the amount which could be or would have been recovered after trial; provided, however, that the Parties, the Released Parties, and their respective counsel may refer to this Judgment and the Amended Stipulation to effectuate the protections from liability granted hereunder and thereunder, to support any and all defenses or counterclaims based on res judicata, collateral estoppel, release, good-faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, or otherwise to enforce the terms of the Settlement.

12.    Approval of Attorneys’ Fees and Expenses – The Fee and Expense Amount and Service Awards are hereby approval approved as fair and reasonable. The Fee and Expense Amount shall be paid to Plaintiffs’ Counsel in accordance with the terms of the Amended Stipulation.

[PROPOSED] FINAL JUDGMENT AND ORDER APPROVING DERIVATIVE ACTION SETTLEMENT

13.     No proceedings or court order with respect to the attorneys’ fees and expenses to Plaintiffs’ Counsel shall in any way disturb or affect this Judgment (including precluding this Judgment from being Final or otherwise being entitled to preclusive effect), and any such proceedings or court order shall be considered separate from this Judgment.

14.     Retention of Jurisdiction – Without affecting the finality of this Judgment in any way, this Court retains continuing jurisdiction over the Parties and all Apple shareholders for purposes of the administration, interpretation, implementation, and enforcement of the Settlement.

15.     Modification of the Amended Stipulation – Without further approval from the Court, the Parties are hereby authorized to agree to and adopt such amendments or modifications of the Amended Stipulation or any exhibits attached thereto to effectuate the Settlement that: (a) are not materially inconsistent with this Judgment; and (b) do not materially limit the rights of the Company and its shareholders in connection with the Settlement. Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any provisions of the Settlement.

16.     Termination of Settlement – If the Settlement is terminated as provided in the Amended Stipulation or the Effective Date of the Settlement otherwise fails to occur, this Judgment shall be vacated, rendered null and void, and be of no further force and effect, except as otherwise provided by the Amended Stipulation, and this Judgment shall be without prejudice to the rights of the Parties or any Current Apple Shareholders, and the Parties shall revert to their respective litigation positions in the Actions as of April 1, 2023.

17.     Entry of Final Judgment – There is no just reason to delay the entry of this Judgment as a final judgment in the Federal Action. Accordingly, the Clerk of the Court is expressly directed to immediately enter this final judgment in the Federal Action.

IT IS SO ORDERED.

Dated: ___________________, 2024
The Honorable Yvonne Gonzalez Rogers
United States District Judge

[PROPOSED] FINAL JUDGMENT AND ORDER APPROVING DERIVATIVE ACTION SETTLEMENT